United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act File Number)

WesMark Funds

(Exact Name of Registrant as Specified in Charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of Principal Executive Offices)

(304) 234-9000

(Registrant’s Telephone Number)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1 – December 31, 2011

Item 1. Reports to Stockholders.

WesMark Funds℠

12.31.11 » Annual Report

PRESIDENT'S MESSAGE &
COMBINED ANNUAL REPORT

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

Dear Fellow Shareholders:

The calendar year 2011 was a very frustrating year for equity investors and a bonanza for fixed-income investors. The S&P 500 Index was virtually unchanged closing the year at 1257.60 compared to 1257.64 at year end 2010. This is incredible considering the news background and the immense volatility during the second half of the year. The dividend for the S&P 500 Index was $26.43, which increased by 16.3% over the prior year and provided a return of 2.10%. The bond market was the beneficiary of the fear of recession in the United States; which did not materialize, and of financial turmoil in Europe; which does not yet show signs of significantly impacting the United States economy. Interest rates have not yet been influenced by the continuing large United States federal budget deficit and the July downgrade of the credit rating of US Treasury securities by Standard & Poor’s. It appears that investors have accepted the likelihood of continued aggressive Federal Reserve easing for the next 18 months, and have tired of investing in short-term securities that offer little or no return.

The United States economy gained strength over the fourth quarter with the unemployment rate falling to 8.5%, down from 9.4% in December 2010 and a peak of 10.0% in October 2009. The gain in non-farm payrolls of 200,000 in December brought the increase for the year to 1,640,000 following an increase of 940,000 for 2010. In January the weekly initial unemployment claims declined to the lowest since 2008. Expectations for economic growth and corporate profits for 2012 should be supported by these improving employment trends.

WESMARK FUNDS’ PERFORMANCE

Total assets for the funds ended the year at $748 million compared to $748.1 million in 2010 and $659.2 million in 2009. Total net inflows were $8.8 million for the year with inflows into the WesMark West Virginia Municipal Bond Fund at $7.9 million, while the WesMark Government Bond Fund had a net outflow of $4.8 million. Our equity funds had inflows with the WesMark Balanced Fund and WesMark Growth Fund each having inflows of $2.7 million. The WesMark Small Company Growth Fund had a small inflow of approximately $200,000. In light of industry trends, positive inflows into our 3 equity funds was gratifying. We were very encouraged by the positive rates of return which occurred in the fourth quarter of 2011. Please refer to the Management’s Discussion of Fund Performance for an overview of each Fund’s results for the year.

MANAGERS’ OUTLOOK

We think the United States economy will continue to surpass expectations in 2012 as it did in 2011. In 2011 we experienced a second consecutive year of slow growth in the middle of the year and again finished on a strong note. Retail sales in general and auto sales in particular, were very strong in the second half of the year. Positive employment trends accelerated during the final four months of the year. There are encouraging signs that the housing market is rebounding. Thus far, the financial market turmoil in Europe has not significantly impacted the United States economy. Dividends have become more important, particularly in an extremely low interest rate environment. Even though dividends in the S&P 500 rose 16.3% in 2011, the payout rate was near an historic low at less than 30%. Standard & Poor’s reported that among nearly 7,000 publicly owned companies 1,953 increased dividends while only 101 companies reduced or omitted dividends. The total of increased dividends amounted to $50.2 billion in 2011 compared to $26.5 billion in 2010.

We believe US equity markets will benefit by renewed inflows into stocks. The United States equity markets strongly outperformed global indices for the second consecutive year. For the past two years, the return for the S&P 500 Index has been 16.74% while the return for the MSCI EAFE Index was -6.02%, and the return for the MSCI Emerging market Index was -3.19%. Renewed focus on equities should favor US stocks compared to foreign stocks.

Thank you for investing in the WesMark Funds. We hope that you find the information in this year’s annual report helpful. We encourage you to visit our website - www.wesmarkfunds. com for information on the Funds and their returns throughout the year.

Sincerely yours,

Jerome B. Schmitt, CFA

President-WesMark Funds

Performance data quoted represents past performance which is no guarentee of future results.

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December 31, 2011 » Annual Report

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2011 (Unaudited)

The return for the WesMark Small Company Growth Fund was 0.07% for 2011. This compares favorably to a return of -4.18% for the Russell 2000 Index and the return for the Lipper Small-Cap Core Funds Average of -3.40%. The Fund ranked in the 20th percentile out of a universe of 692 funds in the Lipper Small-Cap Core Funds category for the 1-year period ended December 31, 2011 based on total return. The Fund made a long term capital gain distribution of $0.7441 during December 2011.

During 2011, the United States equity markets experienced very high levels of volatility, particularly in the second half of the year. Small-cap stocks underperformed large-cap stocks with the return for the S&P 500 Index at 2.09%, while the return for the Russell 2000 Index was -4.18%. Many small companies do not pay dividends so that larger companies included in the S&P 500 Index benefited from larger dividends as well as significant growth of dividends. Declining interest rates and market volatility helped dividend paying stocks to outperform non-dividend paying stocks. The largest sector of the Fund was the Industrial sector which comprised 33.6% of the Fund on December 31, 2011. This sector was increased from 21.3% as of December 31, 2010. The return for this sector of the Fund in 2011 was 9.5%. Four of the 10 largest holdings in the Fund were in the Industrial sector. They were Moog Cl. A, which was 4.6% of the Fund on December 31, 2011; Hexcel which was 4.5% of the Fund on December 31, 2011; Ryder Systems which was 4.3% of the Fund on December 31, 2011; and Woodward Inc. which was 3.0% of the Fund on December 31, 2011. For the year, Moog Cl. A returned 10.41%, Hexcel returned 33.94%, Ryder Systems returned 3.22%, and Woodward returned 9.87%.

Energy was the second largest sector and it comprised 20.1% of the Fund on December 31, 2011. This sector of the Fund provided a return of 16.4% for the year. One of the largest holdings in this sector at December 31, 2011, Newpark Resouces, returned 54.40% for the year. On December 31, 2011, there were 15 holdings in the Fund that were included in the Energy sector. Other large holdings included Cloud Peak Energy, Plains Exploration, Cabot Oil & Gas and Carrizo Oil & Gas. For the year Cloud Peak Energy returned -18.0%, Plains Exploration returned 14.9%, Cabot Oil & Gas returned 102.9%, and Carrizo Oil & Gas returned -22.6%.

Information Technology stocks represented 9.1% of the Fund on December 31, 2011. This sector of the Fund had a return of -16.2% for the year. This sector was reduced from 21.0% of the Fund on December 31, 2010. The largest stocks in this sector were Micros Systems which, for the year, returned 6.2%, Ultratech which returned 22.8%, Cognex Corp which returned 23.1%, and Cypress Semiconductor which returned -29.8%.

Healthcare stocks represented 13.8% of the Fund on December 31, 2011. This sector of the Fund had a return of 10.9% for the year. Atrion was the 5th largest holding in the Fund on December 31, 2011 and comprised 3.6% of the total assets and returned 35.0% for the year. Other large holdings included Neogen which, for the year, returned -26.0%, Cubist Pharmaceutical which returned 84.9%. Sonosite was held in the portfolio and agreed to be acquired in November 2011, and its return for the year was 70.7%.

Financial stocks represented 3.1% of the Fund on December 31, 2011 and returned -3.2% for the year. Materials stocks represented 5.5% of the Fund on December 31, 2011 and returned -8.7% for the year. Consumer Staples were eliminated from the Fund by December 31, 2011, but had a return of -11.2% for the year. The Consumer Discretionary sector represented 9.8% of the Fund on December 31, 2011 and returned 8.4% for the year.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Small Company Growth Fund was ranked 242 of 303, 39 of 498, 144 of 629, and 135 of 692 as of 12/31/11 in the Small-Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2011 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2001 to December 31, 2011, compared to the Russell 2000 Index (“Russell 2000”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2011

1 Year	5 Years	10 Years
0.07%	4.55%	4.42%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.30%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2011	3

Management’s Discussion of Fund Performance
WesMark Growth Fund	December 31, 2011 (Unaudited)

The return for the WesMark Growth Fund for the year ended December 31, 2011 was -6.13%. The S&P 500 Index return was 2.09%, while the return for the Lipper Large-Cap Core Funds Average was -0.67%. The Fund ranked in the 91st percentile out of 1,066 funds in the Lipper Large-Cap Core Funds category for the year, based on total returns.

The vast majority of equity mutual funds provided returns below their market benchmarks for 2011. The return for the S&P 500 Unweighted Index, which equally weighs securities in the Index, was -3.4%, which was below the return of 2.09% for the S&P 500 Index. Historically high market volatility made for a difficult stock market environment. Equity valuation was depressed during the year due to heightened concerns over possible recession in the United States and fear that financial turmoil in Europe would impact our financial system. However, the United States economy was very resilient in 2011, and the fourth quarter economic releases provided evidence that the economy was actually gaining strength. During the fourth quarter the equity market began to focus on fundamentals, including positive earnings results for the companies during year and on strength in dividends. The S&P 500 Index returned 11.80% for the fourth quarter.

The Industrial sector represented 21.9% of the Fund on December 31, 2011 compared to 19.6% at the beginning of the year. This sector contained a broad cross section of industries including farm equipment, aerospace, electrical equipment, and transportation. The largest holdings in this sector on December 31, 2011 included Boeing at 2.8% of the Fund; General Electric and Moog at 2.4% of the Fund; Eaton at 2.3% of the Fund; Paccar at 2.1% of the Fund; Fedex at 1.8%; and CSX at 1.7% of the Fund. For the year, Boeing returned 15.1%, Moog returned 10.4%, Paccar returned -33.4%, Fedex returned -9.1%, and CSX returned -18.2%. Earnings results for companies in this sector benefited from strength in capital spending in these industries, although stock prices did not uniformly reflect the increased earnings. The rate of return for stocks held by the Fund in this sector was -4.5% for 2011.

Information Technology stocks were 12.3% of the Fund on December 31, 2011 compared to 15.9% at the beginning of the year. Stocks held by the Fund in this sector returned 1.3% for the year. Apple Computer was the largest holding in this sector and in the Fund at 3.7% of the total. Other large holdings at year end were Oracle at 2.0%, EMC at 1.7% and Qualcomm at 1.6%. For the year, the return for Apple Computer was 25.3%; for Oracle -17.5%; for EMC -11.6%; and   for   Qualcomm -6.1

Consumer Discretionary represented 11.1% of the Fund at December 31, 2011 compared to 7.7% at the beginning of the year. The return for stocks held by the Fund in the Consumer Discretionary sector was -4.7%. On December 31, 2011, the largest stocks held by the fund in this sector were Nike at 2.6%, Ford Motor, and Macy’s at 1.7% each. For the year, the return for Nike was 8.9%; the return for Ford Motor was -35. 5%; and the return for Macy’s was 14.8%. The return for Ford Motor had a negative impact on this sector, although the company was able to reinstate its dividend and earnings rose strongly.

Energy stocks represented 11.8% of the Fund on December 31, 2011 compared to 15.2% at the beginning of the year. Crude Oil futures began the year at $91.38 and finished at $98.86, while natural gas futures declined from $4.40 per mcf to $2.99 per mcf at year end. It was unusual to experience such a discrepancy in price between the two fuels. The Fund’s holdings were represented by companies that had more exposure to oil than natural gas and also included companies involved in oil services. Apache, Royal Dutch Shell, and Chevron were the Fund’s largest holdings in this sector. Apache represented 2.6% of the Fund on December 31, 2011, while Royal Dutch Shell represented 2.4%, and Chevron represented 2.3%. Stocks held by the Fund in this sector returned -14.0% for 2011. For the year, Apache returned -23.7%, Royal Dutch Shell returned 14.0%, and Chevron returned 20.1%.

The Materials sector represented 10.7% of the Fund on December 31, 2011. This sector represented 7.3% of the Fund at the beginning of the year. Stocks held by the fund in this sector returned -7.3% for the year. As of December 31, 2011, Dow Chemical represented 2.7% of the Fund, PPG Industries 2.4%, and International Paper and DuPont both were 1.9%. These companies derive a large proportion of their revenues from global economies and consequently reported strong growth of sales. However, stock prices did not reflect the revenue trends. For the year, the return for Dow Chemical was -12.6%; for PPG Industries 1.2%; for DuPont -5.1%; and for International Paper 1.1%.

The strongest sector of the Fund was Consumer Staples, which represented 11.0% of the Fund on December 31, 2011 and provided a return to the Fund of 10.3% for the year. The strongest stocks in this category were CVS Caremark and Coca Cola. This sector benefited from the fear of a cyclical decline in the economy. Traditionally, Consumer Staple stocks outperform the market during periods that precede recessions. Also product introductions at these companies provided stronger than forecast earnings growth. For the year, Coca Cola returned 9.4% and CVS Caremark returned 5.0%.

Financial Services were 9.1% of the Fund on December 31, 2011 compared to 11.6% at the beginning of the year. The return for this sector of the Fund was -12.0% for 2011. The strongest stock in this sector was MasterCard (sold in August 2011), which returned 23.2% for the year. Healthcare stocks represented 5.0% of the Fund on December 31, 2010. The Fund’s holding in this sector returned -2.9% for the year.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Growth Fund was ranked 317 of 498, 204 of 827, 533 of 958, and 969 of 1,066 as of 12/31/11 in the Large-Cap Core Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2011 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2001 to December 31, 2011, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2011

1 Year	5 Years	10 Years
-6.13%	0.46%	2.00%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.19%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**

The S&P 500 is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2011	5

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2011 (Unaudited)

The WesMark Balanced Fund provided a total return of 5.08% for the year ended December 31, 2011 as compared to the Lipper Balanced Funds Average of 0.02%. The Fund was ranked in the third percentile out of a universe of 738 funds in the category, for the 1-year period ended December 31, 2011, based on total returns. The Fund’s asset allocation at year-end was 33.2% fixed income, 2.3% preferred equity, 60.6% common equity, and 3.9% net cash. The Fund’s performance benefited from a bias in the common equity allocation to dividend paying value stocks that drew interest from investors in a market that was very unsettled for most of the year. Strong corporate earnings and cash flows led to a significant number of dividend increases and share buyback programs. The companies represented in the Standard & Poor’s 500 stock index increased their dividends by 16.3% for the year. According to Standard & Poor’s, dividend increases for about 7,000 publicly owned companies amounted to $50.2 billion in 2011 compared to increases totaling $26.5 billion in 2010. The dividend yield on the Standard & Poor’s 500 stock index exceeded that available from a ten year Treasury Note causing investors to increase their allocation to this segment of the market. The Fund’s domestic equity sector provided strong relative performance when compared to the Standard & Poor’s 500 stock index and the Lipper Large-Cap Core Index*. The Fund’s international exposure was reduced as the year progressed with the elimination of the foreign focused Exchange Traded Funds (ETF’s). The strong possibility of a recession in Europe and slowing growth in emerging markets resulted in a decision to increase the exposure to domestic corporations. The maturity structure of the fixed income sector was kept relatively short which detracted from the relative performance when compared to both the Barclays Capital Government Credit Index^ and the Lipper Intermediate Investment Grade Index†. Both indexes maintained a longer maturity structure and an allocation to US Treasury Notes which benefited their absolute performance result. The year 2011 will certainly be remembered for the flight to quality in the bond market as investors sought the perceived safety and security of the US Treasury market even after the credit downgrade to AA+ by Standard & Poor.

Historically high market volatility created a difficult market environment for stocks. An increased “risk premium” kept valuation levels low despite strong levels of profitability. Fear of another US recession, financial turmoil in Europe, and unusual weather events contributed to the uncertainty. However, as the year progressed evidence of a sustainable domestic economic recovery as well as positive developments in Europe led to higher stock prices and reduced volatility.

The Fund’s largest sector allocations at year end were Information Technology, Industrials, and Energy, each representing 9.2%, 7.8%, and 7.5% of the total portfolio, respectively. Consumer Discretionary and Consumer Staples, when combined, provided exposure to the consumer sector equaling 10.9% of the portfolio. Neither Financials or Information Technology were strong contributors to the return of the Standard & Poor’s 500 stock index but stock selection at the Fund level contributed to significant sector outperformance. Holdings including Apple Computer and International Business Machines drove the return of the Information Technology sector while the inclusion of real estate investment trusts such as American Campus Communities and Health Care REIT, Inc. supported the positive return for the Financial sector. Portfolio holdings including Bristol-Myers Squibb, McDonalds, Home Depot, and Kraft Foods all positively contributed to the Fund’s relative performance in 2011.

The Fund’s fixed income sector is comprised of corporate debt obligations, Federal Agency notes, mortgage backed securities, and municipal bonds (majority of which are taxable). The taxable municipal bond segment is focused on Build America Bonds created under the American Recovery and Reinvestment Act, and discontinued on December 31, 2010. These bonds experienced significant increases in value during the year as interest rates declined and concerns over the financial deterioration of state and local government were diminished by improved levels of revenue and financial coverage ratios. The maturity structure of the Fund limited the amount of price appreciation in the declining rate environment. The impact on interest rates of high U.S. government budget deficits and increasing levels of inflation were offset by the actions of the Federal Reserve and the search for quality resulting in a lower interest rate environment than would normally be associated with the current level of inflation as measured by the Consumer Price Index. The overall quality of the fixed income portion of the portfolio remained high with all ratings of fixed income securities held by the Fund being investment grade (AAA, AA, A, BBB or the equivalent) by a Nationally Recognized Statistical Rating Organization (NRSRO) at year end.

*	Lipper Large-Cap Core Index- index created from the 30 largest funds categorized as large cap core by Lipper.
^

Barclays Capital Government Credit Index- an unmanaged index that is composed of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate and government issuers.

†	Lipper Intermediate Investment Grade Index- index created from the 30 largest funds categorized as intermediate investment-grade by Lipper.

It is not possible to invest directly in an index.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 210 of 277, 33 of 618, 233 of 699, and 18 of 738 as of 12/31/11 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2011 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2001 to December 31, 2011, compared to the Standard and Poor’s 500 Index (“S&P 500”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500 and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2011

1 Year	5 Years	10 Years
5.08%	3.86%	3.06%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The S&P 500 is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†

The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500 and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2011	7

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2011 (Unaudited)

The WesMark Government Bond Fund provided a total return of 4.71% for 2011. The Lipper General US Government Funds’ average return was 8.44%. The duration of securities held in the Fund was 3.00 years on December 31, 2010, 2.9 years on March 31, 2011; 3.2 years on June 30, 2011; 2.7 years on September 30, 2011; and 2.6 years at year end 2011. This range of duration for securities in the Fund limited the amount of price appreciation in an environment of declining interest rates. During the reporting period, Fund management’s focus was to limit the decline of the dividend for the Fund without subjecting the market value of the Fund to significant decline should interest rates increase. The duration for securities in the Fund declined during the last 2 quarters as interest rates reached historic one-year low levels.

During the reporting period, the rate of inflation remained high when compared to previous years. For example, the Consumer Price Index rose 3.0% in 2011 compared to 1.5% in 2010. Elevated prices for food and energy were responsible for a large part of this increase. Many economists remove food and energy prices from published indices. However, it is not clear that these two categories will behave in the same manner in the future as they have historically, due to rapid growth of demand for both commodities in emerging economies. There was virtually no change in the budget deficit of the federal government. The deficit was $1.296 trillion in 2011 compared to $1.294 trillion in 2010. Political differences over measures to reduce the deficit resulted in a stalemate, so there was no significant action taken to materially reduce the federal deficit. This political stalemate was a contributing factor in the decision by Standard & Poor’s to lower the credit rating of the US Treasury Securities to AA+, while maintaining a negative outlook suggesting further downgrades.

It was surprising that this downgrade combined with higher inflation did not result in rising interest rates. The Federal Reserve implemented a program to restructure its portfolio to sell short-term securities in order to reinvest into longer term securities. This action followed completion of their Quantative Easing Part II (QEII) in June. For the three months ending in June, the Federal Reserve purchased more securities than were issued by the US Treasury. These forceful actions by the Federal Reserve were able to push interest rates lower. For this year, the yield for the two-year Treasury declined from 0.59% to 0.24%; the yield on the five-year Treasury dropped by 117 basis points from 2.01% at the end of 2010 to 0.83% at the end of 2011; and the yield on the ten-year Treasury fell from 3.30% on December 31, 2010 to 1.88% at the end of 2011. Mortgage securities guaranteed by Fannie Mae and Freddie Mac were negatively impacted by an increase in mortgage refinancing due to the decline in interest rates.

Mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 67.4% of the Fund on December 31, 2011 compared to 52.6% at the beginning of the year. Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 47.5% of the Fund, while CMOs (collateralized mortgage obligations) collateralized by Freddie Mac or Fannie Mae guaranteed mortgages comprised 19.9% of the Fund. The average coupon rate for mortgage pools was 4.4%. Fixed Rate CMOs comprised 69.6% of the CMO portion of the portfolio and the average coupon rate was 3.5%. The remaining 30.4% of the CMO portion of the portfolio was invested in floating rate CMOs which had an average interest rate of 0.75%.

Federal Agency Notes represented 7.8% of the Fund on December 31, 2011. All of these securities had call features that allow the issuer to redeem the Notes between February 2012 and September 2019. Taxable municipal bonds represented 18.0% of the Fund on December 31, 2011. The majority of these bonds were designated as “Build America Bonds”, which were issued by state and local governments under enabling legislation that expired on December 31, 2010. The average rating of these bonds by either Moody’s or Standard & Poor’s was AA-2. The yield for newly issued taxable municipal bonds declined significantly during the year. For example, the yield for the Wells Fargo Build America Bond Index* declined from 6.28% at the beginning of the year to 4.89% at the end of the year. This decline in yield of 139 basis points compares to a decline of 142 basis points in yield for the 10-year Treasury note. There was no significant change in the proportion of the Fund invested in taxable municipal bonds during the year.

The dividend for the year was $0.23525 per share (excluding capital gains distributions) compared to $0.26122 per share for 2010. The 30-day SEC yield at December 31, 2011, was 2.03% for the Fund. The net asset value per share ended 2011 at $10.29 compared to $10.09 at the beginning of the year.

*

Wells Fargo Build America Bond Index- Build America Bonds (BABs) are taxable municipal bonds that were authorized under the American Recovery and Reinvestment Act of 2009 (ARRA) that President Obama signed into law on February 17, 2009. BABs were an alternative to tax-exempt bonds for state and local governments that were issued in 2009 and 2010. The interest on BABs is taxable to investors. The Wells Fargo Build America Bond Index is a rule-based index weighted by market capitalization.

It is not possible to invest directly in an index.

Also see Glossary of Terms on page 61.

Performance data quoted represents past performance which is no guarantee of future results.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2011 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2001 to December 31, 2011, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**,the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2011

1 Year	5 Years	10 Years
4.71%	4.81%	3.99%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA, and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2011	9

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2011 (Unaudited)

The WesMark West Virginia Municipal Bond Fund had a total return of 7.52% for the calendar year reporting period ended December 31, 2011. The Fund’s peer benchmark, the Lipper Intermediate Municipal Debt Funds Average returned 8.70% for the year ended December 31, 2011. The duration of the Fund was reduced from 6.0 years at the beginning of the report period to 5.18 years at year end. The net investment income dividend (excluding capital gains distributions) was $0.33 per share for the reporting period compared to $0.34 per share for the prior year reporting period. Approximately 99.3% of the dividend was derived from West Virginia municipal securities and was exempt from federal income and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the alternative minimum tax. At the end of 2011, 83.53% of the portfolio’s securities were rated BBB or higher with 7.16% rated AAA, down from 9.23% rated AAA by Standard &Poor’s as of December 31, 2010. The reduction of securities rated AAA was a result of the downgrade of the rating of certain insurers issuing municipal bond insurance. Currently there are no longer any AAA rated bond insurers.

During the reporting period, Fitch Ratings upgraded the rating on West Virginia’s outstanding general obligation bonds to AA+ from AA and the state’s appropriation-backed debt of the West Virginia Economic Development Authority and School Building Authority to AA from AA-. Fitch Ratings has a stable outlook for West Virginia. Fitch Ratings indicated the rating upgrade reflects the states consistently positive financial operations, including the expansion of reserves, and an ongoing commitment to reducing long-term liabilities. Standard & Poor’s Rating Service rates West Virginia general obligation debt AA with a stable outlook. Moody’s rates the state’s general obligation debt Aa1 with a stable outlook.

During the reporting period, political differences over measures to reduce the federal budget deficit resulted in a stalemate and no significant actions were taken to materially reduce the federal deficit. This political stalemate was a contributing factor in the decision by Standard & Poor’s to lower the credit rating of the U.S. Treasury Securities to AA+ from AAA, while maintaining a negative outlook which suggests possible further downgrades.

This downgrade, along with elevated levels of inflation did not result in rising interest rates. During the report period, the Federal Reserve implemented a program to restructure its portfolio to sell short-term securities in order to reinvest into longer term securities. This action followed completion of Quantitative Easing II (QE II) in June 2011. For the three month period ending in June 2011, the Federal Reserve purchased more securities than were issued by the U.S. Treasury. These forceful actions by the Federal Reserve pushed interest rates lower. For 2011, the yield for the two-year U.S. Treasury declined 0.35% to 0.24%; the yield on the ten-year U.S. Treasury declined from 3.30% at the end of 2010 to 1.88% the end of 2011. Municipal Securities remained attractive as the yield on a ten-year AA rated municipal security represented 116% of the yield on comparable U.S. Treasury securities as of December 31, 2011.

The net asset value per share of the WesMark West Virginia Municipal Bond Fund ended 2011 at $10.56 compared to $10.15 at the beginning of the year.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2011 (Unaudited)	WesMark West Virginia Municipal Bond Fund

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2001 to December 31, 2011, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2011

1 Year	5 Years	10 Years
7.52%	3.79%	3.81%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.09%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.99%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2013; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2011	11

Portfolio of Investments Summary Table
WesMark Small Company Growth Fund	December 31, 2011 (Unaudited)

At December 31, 2011, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	98.2%

SHORT-TERM INVESTMENTS(2)	0.8%

OTHER ASSETS AND LIABILITIES - NET (3)	1.0%

TOTAL PORTFOLIO	100.0%

At December 31, 2011, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	33.6%

Energy	20.1%

Health Care	13.8%

Consumer Discretionary	9.8%

Information Technology	9.1%

Materials	5.5%

Financials	3.1%

Utilities	2.8%

Telecommunication Services	0.4%

Equity Portfolio Sub-Total	98.2%

Short-Term Investments	0.8%

Other Assets and Liabilities -Net	1.0%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

12	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-98.2%
CONSUMER DISCRETIONARY-9.8%
	Apparel Retail-2.1%
60,000	Foot Locker, Inc.	$1,430,400

	Auto Parts & Equipment-1.1%
80,000	Modine Manufacturing Co.(1)	756,800

	Commercial Services-2.3%
40,000	Huron Consulting Group, Inc.(1)	1,549,600

	Housewares & Specialties-2.2%
50,000	Jarden Corp.	1,494,000

	Publishing-1.3%
15,000	Morningstar, Inc.	891,750

	Specialty Stores-0.8%
20,000	Cabela’s, Inc.(1)	508,400

TOTAL CONSUMER DISCRETIONARY		6,630,950

ENERGY-20.1%
	Coal & Consumable Fuels-2.2%
75,000	Cloud Peak Energy, Inc.(1)	1,449,000

	Oil & Gas Drilling-0.5%
35,000	Pioneer Drilling Co.(1)	338,800

	Oil & Gas Equipment & Services-7.8%
30,000	Bolt Technology Corp.	343,200
40,000	Complete Production Services, Inc.(1)	1,342,400
10,000	FMC Technologies, Inc.(1)	522,300
35,000	Key Energy Services, Inc.(1)	541,450
200,000	Newpark Resources, Inc.(1)	1,900,000
8,000	OYO Geospace Corp.(1)	618,640

		5,267,990
	Oil & Gas Exploration & Production-8.4%
15,000	Cabot Oil & Gas Corp.	1,138,500
40,000	Carrizo Oil & Gas, Inc.(1)	1,054,000
20,000	Newfield Exploration Co.(1)	754,600
20,000	Panhandle Oil and Gas, Inc., Class A	656,200
50,000	Plains Exploration & Production Co.(1)	1,836,000
5,000	Whiting Petroleum Corp.(1)	233,450

		5,672,750
	Oil & Gas Refining & Marketing-1.2%
35,000	Tesoro Corp.(1)	817,600

TOTAL ENERGY		13,546,140

Shares/Principal Amount		Value
FINANCIALS-3.1%
	Investment Banking & Brokerage-2.9%
60,000	Stifel Financial Corp.(1)	$1,923,000

	Regional Banks-0.2%
15,000	Cardinal Financial Corp.	161,100

TOTAL FINANCIALS		2,084,100

HEALTH CARE-13.8%
	Biotechnology-2.1%
35,000	Cubist Pharmaceuticals, Inc.(1)	1,386,700

	Health Care Equipment-2.9%
20,000	Analogic Corp.	1,146,400
15,000	SonoSite, Inc.(1)	807,900

		1,954,300
	Health Care Services-1.4%
20,000	Covance, Inc.(1)	914,400

	Health Care Supplies-5.8%
10,000	Atrion Corp.	2,402,300
50,000	Neogen Corp.(1)	1,532,000
		3,934,300
	Managed Health Care-1.6%
50,000	Molina Healthcare, Inc.(1)	1,116,500

TOTAL HEALTH CARE		9,306,200

INDUSTRIALS-33.6%
	Aerospace & Defense-10.4%
15,625	HEICO Corp.	913,750
125,000	Hexcel Corp.(1)	3,026,250
70,000	Moog, Inc., Class A(1)	3,075,100

		7,015,100
	Building Products-0.2%
15,000	Masco Corp.	157,200

	Construction & Engineering-6.8%
40,000	Chicago Bridge & Iron Co., N.V.	1,512,000
15,000	Layne Christensen Co.(1)	363,000
125,000	Quanta Services, Inc.(1)	2,692,500

		4,567,500
	Construction & Farm Machinery & Heavy Trucks-3.3%
90,000	Greenbrier Cos., Inc.(1)	2,185,200

	Electrical Components & Equipment-3.0%
50,000	Woodward, Inc.	2,046,500

	Electronics-1.7%
20,000	OSI Systems, Inc.(1)	975,600

Annual Report | December 31, 2011	13

Portfolio of Investments
WesMark Small Company Growth Fund	December 31, 2011

Shares/Principal Amount		Value
10,000	Zygo Corp.(1)	$176,500

		1,152,100
	Industrial Conglomerates-1.4%
15,000	Raven Industries, Inc.	928,500

	Industrial Machinery-1.1%
80,000	Lydall, Inc.(1)	759,200

	Miscellaneous Manufacturing-1.4%
42,000	Actuant Corp., Class A	952,980

	Trucking-4.3%
55,000	Ryder System, Inc.	2,922,700

TOTAL INDUSTRIALS		22,686,980

INFORMATION TECHNOLOGY-9.1%
	Electronic Equipment & Instruments-1.6%
30,000	Cognex Corp.	1,073,700

	Semiconductor Equipment-1.6%
45,000	Ultratech, Inc.(1)	1,105,650

	Semiconductors-2.1%
20,000	Cavium, Inc.(1)	568,600
50,000	Cypress Semiconductor Corp.(1)	844,500

		1,413,100

	Systems Software-2.1%
30,000	MICROS Systems, Inc.(1)	1,397,400

	Technology Distributors-1.7%
110,000	Brightpoint, Inc.(1)	1,183,600

TOTAL INFORMATION TECHNOLOGY		6,173,450

MATERIALS-5.5%
	Construction Materials-0.6%
5,000	Martin Marietta Materials, Inc.	377,050

	Specialty Chemicals-1.5%
25,000	Balchem Corp.	1,013,500

	Steel-3.4%
45,000	Carpenter Technology Corp.	2,316,600

TOTAL MATERIALS		3,707,150

TELECOMMUNICATION SERVICES-0.4%
	Wireless Telecommunication Services-0.4%
15,000	Leap Wireless International, Inc.(1)	139,350

Shares/Principal Amount		Value
15,000	MetroPCS Communications, Inc.(1)	$130,200

		269,550

TOTAL TELECOMMUNICATION SERVICES		269,550

UTILITIES-2.8%
	Electric Utilities-2.8%
25,000	ITC Holdings Corp.	1,897,000

TOTAL UTILITIES		1,897,000

TOTAL COMMON STOCKS (Cost $53,850,034)		66,301,520

SHORT TERM INVESTMENTS-0.8%
	Mutual Funds-0.8%
551,721	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	551,721

TOTAL SHORT TERM INVESTMENTS

(Cost $551,721)		551,721

TOTAL INVESTMENTS-99.0% (Cost $54,401,755)		66,853,241
OTHER ASSETS AND LIABILITIES-NET(2) -1.0%		689,277

NET ASSETS-100.0%		$67,542,518

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2011.

The following acronyms are used throughout this portfolio:

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes which are an integral part of the Financial Statements.

14	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2011 (Unaudited)	WesMark Growth Fund

At December 31, 2011, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	92.9%

SHORT-TERM INVESTMENTS (2)	7.0%

OTHER ASSETS AND LIABILITIES - NET (3)	0.1%
TOTAL PORTFOLIO	100.0%

At December 31, 2011, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	21.9%

Information Technology	12.3%

Energy	11.8%

Consumer Discretionary	11.1%

Consumer Staples	11.0%

Materials	10.7%

Financials	9.1%

Health Care	5.0%
Equity Portfolio Sub-Total	92.9%

Short-Term Investments	7.0%

Other Assets and Liabilities - Net	0.1%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

Annual Report | December 31, 2011	15

Portfolio of Investments
WesMark Growth Fund	December 31, 2011

Shares/Principal Amount		Value
COMMON STOCKS-92.9%
CONSUMER DISCRETIONARY-11.1%
	Automobile Manufacturers-1.6%
400,000	Ford Motor Co.	$4,304,000

	Broadcasting-1.3%
125,000	CBS Corp., Class B	3,392,500

	Cable & Satellite-0.7%
40,000	DIRECTV, Class A(1)	1,710,400

	Department Stores-1.7%
140,000	Macy’s, Inc.	4,505,200

	Distributors-1.2%
50,000	Genuine Parts Co.	3,060,000

	Footwear-2.6%
70,000	NIKE, Inc., Class B	6,745,900

	Home Improvement Retail-0.9%
55,000	The Home Depot, Inc.	2,312,200

	Restaurants-1.1%
20,000	Darden Restaurants, Inc.	911,600
20,000	McDonald’s Corp.	2,006,600

		2,918,200

TOTAL CONSUMER DISCRETIONARY		28,948,400

CONSUMER STAPLES-11.0%
	Agricultural Products-1.7%
155,000	Archer-Daniels-Midland Co.	4,433,000

	Distillers & Vintners-1.3%
40,000	Diageo PLC, ADR	3,496,800

	Drugs Retail-1.2%
75,000	CVS Caremark Corp.	3,058,500

	Food-0.7%
20,000	Ralcorp Holdings, Inc.(1)	1,710,000

	Hypermarkets & Super Centers-2.2%
95,000	Wal-Mart Stores, Inc.	5,677,200

	Packaged Foods & Meats-1.4%
100,000	Kraft Foods, Inc., Class A	3,736,000

	Soft Drinks-2.5%
95,000	The Coca-Cola Co.	6,647,150

TOTAL CONSUMER STAPLES		28,758,650

Shares/Principal Amount		Value
ENERGY-11.8%
	Equipment & Services-1.6%
60,000	Schlumberger, Ltd.	$4,098,600

	Integrated Oil & Gas-4.6%
55,000	Chevron Corp.	5,852,000
85,000	Royal Dutch Shell PLC, ADR	6,212,650

		12,064,650
	Oil & Gas Equipment & Services-1.2%
70,000	Halliburton Co.	2,415,700
50,000	Weatherford International, Ltd.(1)	732,000

		3,147,700
	Oil & Gas Exploration & Production-4.4%
75,000	Apache Corp.	6,793,500
85,000	Newfield Exploration Co.(1)	3,207,050
30,000	Whiting Petroleum Corp.(1)	1,400,700

		11,401,250

TOTAL ENERGY		30,712,200

FINANCIALS-9.1%
	Asset Management & Custody Banks-2.7%
130,000	Blackstone Group LP	1,821,300
55,000	Franklin Resources, Inc.	5,283,300

		7,104,600
	Diversified Banks-3.4%
55,000	The Toronto-Dominion Bank	4,114,550
175,000	Wells Fargo & Co.	4,823,000

		8,937,550
	Investment Banking & Brokerage-0.3%
60,000	Morgan Stanley	907,800

	Other Diversified Financial Services-1.0%
75,000	JP Morgan Chase & Co.	2,493,750

	Regional Banks-1.7%
75,000	PNC Financial Services Group, Inc.	4,325,250

TOTAL FINANCIALS		23,768,950

HEALTH CARE-5.0%
	Pharmaceuticals-5.0%
100,000	Abbott Laboratories	5,623,000
100,000	Merck & Co., Inc.	3,770,000
165,000	Mylan, Inc.(1)	3,540,900

		12,933,900

TOTAL HEALTH CARE		12,933,900

INDUSTRIALS-21.9%
	Aerospace & Defense-6.5%
100,000	The Boeing Co.	7,335,000

16	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Growth Fund

Shares/Principal Amount		Value
65,000	Honeywell International, Inc.	$3,532,750
140,000	Moog, Inc., Class A(1)	6,150,200

		17,017,950
	Air Freight & Logistics-1.8%
55,000	FedEx Corp.	4,593,050

	Construction & Engineering-0.7%
50,000	Chicago Bridge & Iron Co., N.V.	1,890,000

	Construction & Farm Machinery & Heavy Trucks-3.1%
35,000	Deere & Co.	2,707,250
145,000	PACCAR, Inc.	5,433,150

		8,140,400
	Electrical Components & Equipment-1.1%
50,000	Cooper Industries, Ltd.	2,707,500

	Industrial Conglomerates-3.6%
65,000	Danaher Corp.	3,057,600
350,000	General Electric Co.	6,268,500

		9,326,100
	Industrial Machinery-3.1%
140,000	Eaton Corp.	6,094,200
25,000	Parker Hannifin Corp.	1,906,250

		8,000,450
	Machinery-Diversified-0.3%
10,000	Rockwell Automation, Inc.	733,700

	Railroads-1.7%
215,000	CSX Corp.	4,527,900

TOTAL INDUSTRIALS		56,937,050

INFORMATION TECHNOLOGY-12.3%
	Communications Equipment-1.6%
75,000	QUALCOMM, Inc.	4,102,500

	Computer Hardware-4.8%
24,000	Apple, Inc.(1)	9,720,000
15,000	International Business Machines Corp.	2,758,200

		12,478,200
	Computer Storage & Peripherals-2.4%
200,000	EMC Corp.(1)	4,308,000
40,000	SanDisk Corp.(1)	1,968,400

		6,276,400
	Data Processing & Outsourced Services-1.2%
60,000	Automatic Data Processing, Inc.	3,240,600

Shares/Principal Amount		Value
	Electronic Components-0.3%
70,000	Corning, Inc.	$908,600

	Systems Software-2.0%
200,000	Oracle Corp.	5,130,000

TOTAL INFORMATION TECHNOLOGY		32,136,300

MATERIALS-10.7%
	Diversified Chemicals-7.0%
240,000	The Dow Chemical Co.	6,902,400
110,000	EI du Pont de Nemours & Co.	5,035,800
75,000	PPG Industries, Inc.	6,261,750

		18,199,950

	Industrial Gases-1.5%
35,000	Praxair, Inc.	3,741,500

	Mining-0.3%
100,000	Alcoa, Inc.	865,000

	Paper Products-1.9%
170,000	International Paper Co.	5,032,000

TOTAL MATERIALS		27,838,450

TOTAL COMMON STOCKS
(Cost $222,451,347)		242,033,900

SHORT TERM INVESTMENTS-7.0%
	Mutual Funds-7.0%
18,253,443	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	18,253,443

TOTAL SHORT TERM INVESTMENTS

(Cost $18,253,443)		18,253,443

TOTAL INVESTMENTS-99.9%
(Cost $2.40,704,790)		260,287,343
OTHER ASSETS AND LIABILITIES-NET(2) -0.1%		379,796

NET ASSETS-100.0%		$260,667,139

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2011.

The following acronyms are used throughout this portfolio:

ADR - American Depositary Receipt

LP - Limited Partnership

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	17

Portfolio of Investments Summary Table
WesMark Balanced Fund	December 31, 2011 (Unaudited)

At December 31, 2011, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	59.6%

PREFERRED STOCKS	2.3%

EXCHANGE-TRADED FUNDS	1.0%
EQUITY PORTFOLIO SUB-TOTAL	62.9%

CORPORATE BONDS	17.0%

TAXABLE MUNICIPAL BONDS	8.6%

U.S. GOVERNMENT AGENCY SECURITIES	3.3%

U.S. GOVERNMENT AGENCY- MORTGAGE BACKED SECURITIES	3.2%

NON-TAXABLE MUNICIPAL BONDS	0.8%

U.S. GOVERNMENT AGENCY- COLLATERALIZED MORTGAGE OBLIGATIONS	0.3%
FIXED INCOME PORTFOLIO SUB-TOTAL	33.2%

SHORT-TERM INVESTMENTS(2)	5.0%

OTHER ASSETS AND LIABILITIES - NET(3)	-1.1%
TOTAL PORTFOLIO	100.0%

At December 31, 2011, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Information Technology	9.2%

Industrials	7.8%

Energy	7.5%

Consumer Discretionary	7.4%

Financials	6.9%

Materials	6.2%

Health Care	5.1%

Consumer Staples	3.5%

Utilities	3.5%

Telecommunication Services	2.5%

Preferred Stocks	2.3%

Other (ETF Funds)	1.0%
Equity Portfolio Sub-Total	62.9%

Corporate Bonds	17.0%

Municipal Bonds	9.4%

U.S. Government Agencies (Combined)	6.8%
Fixed Income Portfolio Sub-Total	33.2%

Short-Term Investments	5.0%

Other Assets and Liabilities - Net	-1.1%
Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in U.S. government agency securities and a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

18	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-59.6%
CONSUMER DISCRETIONARY-7.4%
	Automobile Manufacturers-0.6%
33,000	Ford Motor Co.	$355,080

	Department Stores-1.7%
10,000	J.C. Penney Co., Inc	351,500
24,000	Macy’s, Inc.	772,320

		1,123,820

	Distributors-1.1%
12,000	Genuine Parts Co.	734,400

	Home Improvement Retail-1.7%
26,000	The Home Depot, Inc.	1,093,040

	Restaurants-2.3%
10,000	Darden Restaurants, Inc.	455,800
10,000	McDonald’s Corp.	1,003,300

		1,459,100

TOTAL CONSUMER DISCRETIONARY		4,765,440

CONSUMER STAPLES-3.5%
	Packaged Foods & Meats-2.3%
10,000	H.J. Heinz Co.	540,400
10,000	Kraft Foods, Inc., Class A	373,600
8,000	Mead Johnson Nutrition Co.	549,840

		1,463,840

	Soft Drinks-0.6%
6,000	The Coca-Cola Co.	419,820

	Tobacco-0.6%
13,000	Altria Group, Inc.	385,450

TOTAL CONSUMER STAPLES		2,269,110

ENERGY-7.5%
	Equipment & Services-0.8%
8,000	Schlumberger, Ltd.	546,480

	Integrated Oil & Gas-5.6%
8,000	Chevron Corp.	851,200
12,000	Exxon Mobil Corp.	1,017,120
3,000	Murphy Oil Corp.	167,220
5,000	Occidental Petroleum Corp.	468,500
15,000	Royal Dutch Shell PLC, ADR	1,096,350

		3,600,390

	Oil & Gas Drilling-0.7%
10,000	Ensco PLC, ADR	469,200

Shares/Principal Amount		Value
	Oil & Gas Exploration & Production-0.4%
6,200	Canadian Natural Resources Ltd.	$231,694

TOTAL ENERGY		4,847,764

FINANCIALS-6.9%
	Asset Management & Custody Banks-0.2%
12,500	Fifth Street Finance Corp.	119,625

	Diversified Banks-0.3%
3,000	The Toronto-Dominion Bank	224,430

	Other Diversified Financial Services-0.5%
10,000	JPMorgan Chase & Co.	332,500

	Regional Banks-1.9%
7,166	Commerce Bancshares, Inc.	273,168
16,000	PNC Financial Services Group, Inc.	922,720

		1,195,888

	Residential REITS-1.4%
10,000	American Campus Communities, Inc.	419,600
8,000	Home Properties, Inc.	460,560

		880,160

	Retail REITS-0.5%
12,500	National Retail Properties, Inc.	329,750

	Specialized REITS-1.5%
10,000	Health Care REIT, Inc.	545,300
12,000	Plum Creek Timber Co., Inc	438,720

		984,020

	Thrifts & Mortgage Finance-0.6%
30,000	People’s United Financial, Inc.	385,500

TOTAL FINANCIALS		4,451,873

HEALTH CARE-5.1%
	Health Care Distributors-0.8%
6,800	McKesson Corp.	529,788

	Health Care Services-0.9%
10,000	Medco Health Solutions, Inc.(1)	559,000

	Pharmaceuticals-3.4%
36,500	Bristol-Myers Squibb Co.	1,286,260
7,800	Johnson & Johnson	511,524
11,500	Merck & Co., Inc.	433,550

		2,231,334

TOTAL HEALTH CARE		3,320,122

Annual Report | December 31, 2011	19

Portfolio of Investments
WesMark Balanced Fund	December 31, 2011

Shares/Principal Amount		Value
INDUSTRIALS-7.8%

	Aerospace & Defense-1.9%
7,000	The Boeing Co.	$513,450
13,000	Honeywell International, Inc.	706,550

		1,220,000
	Air Freight & Logistics-0.6%
5,000	FedEx Corp.	417,550

	Construction & Farm Machinery & Heavy Trucks-1.7%
3,500	Caterpillar, Inc.	317,100
10,000	Deere & Co.	773,500

		1,090,600
	Electrical Components & Equipment-0.6%
7,000	Cooper Industries, Ltd., Class A	379,050

	Industrial Conglomerates-1.4%
8,000	Danaher Corp.	376,320
30,000	General Electric Co.	537,300

		913,620
	Industrial Machinery-1.3%
8,000	Eaton Corp.	348,240
6,200	Parker Hannifin Corp.	472,750

		820,990
	Railroads-0.3%
10,000	CSX Corp.	210,600

TOTAL INDUSTRIALS		5,052,410

INFORMATION TECHNOLOGY-9.2%

	Communications Equipment-0.5%
6,100	QUALCOMM, Inc.	333,670

	Computer Hardware-4.5%
4,500	Apple, Inc.(1)	1,822,500
6,000	International Business Machines Corp.	1,103,280

		2,925,780
	Computer Storage & Peripherals-1.4%
14,000	EMC Corp.(1)	301,560
12,500	SanDisk Corp.(1)	615,125

		916,685
	Internet Software & Services-1.4%
1,400	Google, Inc., Class A(1)	904,260

	Semiconductors-1.0%
22,000	Texas Instruments, Inc.	640,420

Shares/Principal Amount		Value
	Systems Software-0.4%
10,000	Oracle Corp.	$256,500

TOTAL INFORMATION TECHNOLOGY		5,977,315

MATERIALS-6.2%

	Diversified Chemicals-3.9%
25,000	The Dow Chemical Co.	719,000
17,500	EI du Pont de Nemours & Co.	801,150
6,000	FMC Corp.	516,240
6,000	PPG Industries, Inc.	500,940

		2,537,330
	Industrial Gases-0.7%
5,000	Air Products & Chemicals, Inc.	425,950

	Paper Packaging-0.5%
10,000	Bemis Co., Inc.	300,800

	Paper Products-1.1%
24,000	International Paper Co.	710,400

TOTAL MATERIALS		3,974,480

TELECOMMUNICATION SERVICES-2.5%

	Integrated Telecommunication Services- 1.8%
10,000	AT&T, Inc.	302,400
7,500	CenturyLink, Inc.	279,000
15,000	Verizon Communications, Inc.	601,800

		1,183,200
	Wireless Telecommunication Services-0.7%
15,000	Vodafone Group PLC, ADR	420,450

TOTAL TELECOMMUNICATION SERVICES		1,603,650

UTILITIES-3.5%
	Electric Utilities-3.5%
12,000	American Electric Power Co., Inc.	495,720
25,000	Duke Energy Corp.	550,000
7,500	NextEra Energy, Inc.	456,600
20,000	Pepco Holdings, Inc.	406,000
7,500	The Southern Co.	347,175

		2,255,495

TOTAL UTILITIES		2,255,495

TOTAL COMMON STOCKS
(Cost $31,375,333)		38,517,659

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Balanced Fund

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-1.0%
11,500	Vanguard REIT ETF	$667,000

TOTAL EXCHANGE TRADED FUNDS

(Cost $601,766)		667,000

PREFERRED STOCKS-2.3%
	Automobile Manufacturers-0.3%
6,500	General Motors Co., Series B, 4.750%	222,625

	Diversified Financial Services-0.4%
10,000	General Electric Capital Corp., 5.875%	254,700

	Investment Banking & Brokerage-0.5%
21,000	The Goldman Sachs Group, Inc., Series A, 3.750%(2)	350,070

	Other Diversified Financial Services- 0.7%
21,000	Bank of America Corp., Series J, 7.250%	417,900

	Regional Banks-0.4%
	10,000 PNC Capital Trust E, 7.750%	261,300
TOTAL PREFERRED STOCKS

(Cost $1,785,599)		1,506,595

CORPORATE BONDS-17.0%
	Communications Equipment-1.8%
$1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,165,044

	Computer & Electronics Retail-0.7%
500,000	Best Buy Co. Inc., Sr. Unsecured Notes, 5.500%, 3/15/2021	482,050

	Computer Hardware-3.4%
500,000	Hewlett-Packard Co., Sr. Unsecured Notes, 6.125%, 3/1/2014	539,456
1,000,000	Hewlett-Packard Co., Sr. Unsecured Notes, 3.000%, 9/15/2016	1,008,371
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	671,728

		2,219,555

Shares/Principal Amount		Value
	Diversified Financial Services-0.8%
$500,000	General Electric Capital Corp., Sr. Unsecured Notes, 3.500%, 6/29/2015	$524,789

	Health Care Equipment-0.9%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	565,000

	Health Care Services-0.8%
500,000	Express Scripts, Inc., Company Guaranteed Notes, 3.125%, 5/15/2016	503,383

	Investment Banking & Brokerage-0.7%
500,000	Morgan Stanley, Sr. Unsecured Notes, 5.550%, 4/27/2017	483,061

	Networking Products-0.8%
500,000	Juniper Networks, Inc., Sr. Unsecured Notes, 3.100%, 3/15/2016	517,774

	Other Diversified Financial Services- 3.8%
1,000,000	Citigroup, Inc., Sr. Unsecured Notes, 1.302%, 4/1/2014(2)	942,943
1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	1,022,665
500,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.000%, 9/28/2026(3)	494,716

		2,460,324
	Packaged Foods & Meats-0.8%
500,000	HJ Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	504,242

	Railroads-0.8%
500,000	Union Pacific Corp., Sr. Unsecured Notes, 5.450%, 1/31/2013	524,671

	REITS - Healthcare-0.8%
500,000	Health Care REIT, Inc., Sr. Unsecured Notes, 3.625%, 3/15/2016	492,648

Annual Report | December 31, 2011	21

Portfolio of Investments
WesMark Balanced Fund	December 31, 2011

Shares/Principal Amount		Value
	Specialty Stores-0.9%
$500,000	Staples, Inc., Sr. Unsecured Notes, 9.750%, 1/15/2014	$572,059

TOTAL CORPORATE BONDS

(Cost $10,495,125)		11,014,600

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-0.3%
	Federal National Mortgage Association- 0.3%
172,379	Series 2003-5, Class EL, 5.000%, 8/25/2022, REMIC	177,366

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $170,680)		177,366

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-3.2%
	Federal Home Loan Mortgage Corp.-0.0%(4)
18,565	Pool E84004, 6.000%, 6/1/2016	20,171

	Federal National Mortgage Association-3.2%
191,710	Pool 254831, 5.000%, 8/1/2023	207,264
882,078	Pool AE0375, 4.000%, 7/1/2025	930,843
870,393	Pool AD6175, 4.000%, 9/1/2025	918,513

		2,056,620

TOTAL U.S. GOVERNMENT AGENCY -MORTGAGE BACKED SECURITIES

(Cost $2,012,401)		2,076,791

U.S. GOVERNMENT AGENCY SECURITIES-3.3%
	Federal Home Loan Banks-0.9%
450,000	5.250%, 6/10/2022	562,134

	Federal Home Loan Mortgage Corp.-1.6%
1,000,000	3.000%, 1/25/2027(3)	1,003,287

Shares/Principal Amount		Value
	Federal National Mortgage Association- 0.8%
$500,000	4.000%, 12/9/2025	$502,221

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $1,980,755)		2,067,642

TAXABLE MUNICIPAL BONDS-8.6%
	Alaska-0.8%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	553,120

	Florida-0.7%
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	476,217

	Michigan-1.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	294,956
500,000	Michigan Finance Authority, Revenue Bonds, 5.496%, 9/1/2020	539,435

		834,391

	Ohio-1.8%
500,000	City of Akron, Build America General Obligation Unlimited Bonds, 3.650%, 12/1/2017	534,215
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	671,857

		1,206,072

	Pennslyvania-2.2%
500,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	565,655
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	523,795
290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	303,120

		1,392,570

22	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Balanced Fund

Shares/Principal Amount		Value
	Virginia-0.9%
$500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	$567,155

	Wisconsin-0.9%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	553,535

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $5,116,011)		5,583,060

NON-TAXABLE MUNICIPAL BONDS-0.8%
	West Viginia-0.8%
500,000	West Virginia Higher Education Policy Commission, Revenue Bonds, 5.000%, 4/1/2029, (NATL-RE FGIC)	522,470

TOTAL NON-TAXABLE MUNICIPAL BONDS

(Cost $512,259)		522,470

SHORT TERM INESTMENTS-5.0%
	Mutual Funds-5.0%
3,262,175	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	3,262,175

TOTAL SHORT TERM INVESTMENTS

(Cost $3,262,175)		3,262,175

TOTAL INVESTMENTS-101.1%
(Cost $57,312,104)		65,395,358
OTHER ASSETS AND LIABILITIES-NET(5) -(1.1)%		(720,089)

NET ASSETS-100.0%		$64,675,269

(1)	Non-income producing security.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.
(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2011.
(4)	Amount represents less than 0.05% of net assets.
(5)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2011.

The following acronyms are used throughout this portfolio:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

FGIC - Financial Guaranty Insurance Co.

NATL-RE - Third party insurer for municipal debt securities.

PLC - Public Limited Co.

REIT - Real Estate Investment Trusts

REMIC - Real Estate Mortgage Investment Conduit

Sr. - Senior

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	23

Portfolio of Investments Summary Table
WesMark Government Bond Fund	December 31, 2011 (Unaudited)

At December 31, 2011, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

U.S. GOVERNMENT AGENCY- MORTGAGE BACKED SECURITIES	47.5%

U.S. GOVERNMENT AGENCY- COLLATERALIZED MORTGAGE OBLIGATIONS	21.8%

TAXABLE MUNICIPAL BONDS	18.0%

U.S. GOVERNMENT AGENCY SECURITIES	7.8%

SHORT-TERM INVESTMENT(2)	4.1%

CORPORATE BONDS	0.5%

OTHER ASSETS AND LIABILITIES -NET(3)	0.3%

TOTAL PORTFOLIO	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

24	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Government Bond Fund

Shares/Principal Amount		Value
CORPORATE BONDS-0.5%
	Special Purpose Banks-0.5%
$1,000,000	AgriBank FCB, 9.125%, 7/15/2019	$1,303,589

TOTAL CORPORATE BONDS

(Cost $1,232,762)		1,303,589

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-21.8%
	Federal Home Loan Mortgage Corp.-11.5%
1,022,025	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	1,106,600
544,390	Series 2005-2926, Class AB, 5.000%, 1/15/2019, REMIC	558,420
578,515	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	603,968
651,948	Series 2005-3000, Class FX, 0.578%, 4/15/2035, REMIC(1)	651,004
2,160,292	Series 2005-3030, Class FL, 0.678%, 9/15/2035, REMIC(1)	2,149,635
1,114,977	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	1,150,555
1,168,813	Series 2005-3044, Class HN, 5.000%, 1/15/2024, REMIC	1,192,501
916,265	Series 2005-3051, Class MC, 5.000%, 10/15/2024, REMIC	956,502
876,693	Series 2007-3282, Class JE, 5.500%, 1/15/2026, REMIC	910,173
235,043	Series 2007-3342, Class FT, 0.728%, 7/15/2037, REMIC(1)	235,322
6,702,378	Series 2007-3349, Class FE, 0.768%, 7/15/2037, REMIC(1)	6,716,668
357,650	Series 2007-R013, Class AB, 6.000%, 12/15/2021, REMIC	363,690
549,531	Series 2008-R016, Class AM, 5.125%, 6/15/2018, REMIC	557,283
1,745,583	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	1,783,151
471,595	Series 2009-3540, Class KF, 1.328%, 11/15/2036, REMIC(1)	478,425
5,553,299	Series 2011-3845, Class ME, 3.000%, 9/15/2025, REMIC	5,740,045
4,159,780	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	4,346,978

		29,500,920

Shares/Principal Amount		Value
	Federal National Mortgage Association- 8.4%
$4,519,843	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	$4,753,488
6,228,020	Series 2005-13, Class FQ, 0.694%, 3/25/2035, REMIC(1)	6,197,584
565,943	Series 2006-35, Class FN, 0.794%, 10/25/2033, REMIC(1)	565,621
1,698,273	Series 2008-12, Class C, 4.000%, 7/25/2035, REMIC	1,736,248
1,343,317	Series 2008-12, Class D, 4.500%, 4/25/2036, REMIC	1,401,138
1,989,212	Series 2011-121, Class PD, 2.000%, 12/25/2040	2,029,362
4,669,387	Series 2011-45, Class TE, 3.000%, 3/25/2025, REMIC	4,850,428

		21,533,869
	Government National Mortgage Association-1.9%
4,695,181	Series 2011-11, Class PC, 2.000%, 4/20/2040	4,787,249

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $55,057,848)		55,822,038

U.S. GOVERNMENT AGENCY -MORTGAGE BACKED SECURITIES-47.5%
	Federal Home Loan Mortgage Corp.-7.2%
2,159,938	Pool C90993, 5.500%, 10/1/2026	2,352,721
1,626,544	Pool G30387, 5.500%, 2/1/2028	1,765,621
1,414,728	Pool C91349, 4.500%, 12/1/2030	1,506,592
3,726,101	Pool C91361, 4.000%, 3/1/2031	3,931,711
5,618,335	Pool C91385, 4.000%, 8/1/2031	5,928,360
2,806,489	Pool A93494, 4.000%, 8/1/2040	2,948,638
		18,433,643
	Federal National Mortgage Association- 40.3%
1,905,488	Pool 972080, 5.000%, 2/1/2023	2,053,636
4,497,577	Pool AC2593, 4.000%, 10/1/2024	4,746,226
4,410,390	Pool AE0375, 4.000%, 7/1/2025	4,654,218

Annual Report | December 31, 2011	25

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2011

Shares/Principal Amount		Value
$1,662,001	Pool 255857, 5.500%, 8/1/2025	$1,817,353
3,561,015	Pool 255994, 5.500%, 11/1/2025	3,908,474
5,463,985	Pool 256041, 5.500%, 12/1/2025	5,974,720
1,710,033	Pool 256083, 6.000%, 1/1/2026	1,886,440
736,574	Pool 256198, 5.500%, 4/1/2026	805,423
1,285,197	Pool 831505, 5.500%, 4/1/2026	1,405,328
1,975,149	Pool 256272, 5.500%, 6/1/2026	2,159,772
2,477,701	Pool 256275, 6.000%, 6/1/2026	2,733,301
731,515	Pool 256311, 6.000%, 7/1/2026	806,979
4,877,981	Pool AJ1542, 3.000%, 9/1/2026	5,047,589
1,240,438	Pool 256555, 5.500%, 1/1/2027	1,352,896
1,380,016	Pool 256751, 5.500%, 6/1/2027	1,505,128
1,542,604	Pool 257132, 5.000%, 3/1/2028	1,668,718
14,371,977	Pool MA0641, 4.000%, 2/1/2031	15,191,999
7,490,244	Pool MA0645, 4.000%, 2/1/2031	7,917,615
5,624,348	Pool MA0695, 4.000%, 4/1/2031	5,945,257
5,578,408	Pool MA0756, 4.000%, 5/1/2031	5,896,695
11,303,655	Pool MA0818, 4.000%, 8/1/2031	11,948,608
9,311,491	Pool AH2975, 4.000%, 1/1/2041	9,793,305
3,937,055	Pool AJ2166, 4.000%, 10/1/2041	4,142,006

		103,361,686
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $116,988,074)		121,795,329

U.S. GOVERNMENT AGENCY SECURITIES-7.8%
	Federal Agricultural Mortgage Corp.-1.4%
3,000,000	5.125%, 4/19/2017(2)	3,505,140

	Federal Home Loan Banks-0.9%
2,300,000	5.000%, 2/23/2021	2,362,449

Shares/Principal Amount		Value
	Federal Home Loan Mortgage Corp.-0.8%
$2,000,000	3.525%, 9/30/2019	$2,014,534

	Federal National Mortgage Association-4.7%
4,000,000	3.000%, 9/1/2016	4,016,272
5,000,000	5.375%, 4/11/2022	5,062,965
3,000,000	3.000%, 11/25/2026(3)	3,007,992

		12,087,229

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $19,570,335)		19,969,352

TAXABLE MUNICIPAL BONDS-18.0%
	Alaska-0.4%
880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	978,956

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,107,840

	Colorado-0.8%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,099,000
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,133,120

		2,232,120

	Illinois-2.3%
1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	1,105,810
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	524,524
1,000,000	Lake County School District No. 56 Gurnee, Build America General Obligation Bonds, 6.100%, 1/1/2026	1,110,190

26	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark Government Bond Fund

Shares/Principal Amount		Value
$1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	$1,098,270
1,000,000	Will Grundy Etc. Counties Community College District No. 525, Build America General Obligation Bonds, 6.650%, 1/1/2026	1,159,520
1,000,000	Winnebago-Boone Etc. Counties Community College District No. 511, Build America General Obligation Bonds, 5.650%, 1/1/2022	1,102,290

		6,100,604
	Indiana-0.2%
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	514,974

	Kansas-0.6%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	498,587
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	229,192
380,000	5.500%, 9/1/2023	434,948
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	337,800

		1,500,527
	Kentucky-3.2%
500,000	Boone County School District Finance Corp., School Building Revenue Bonds, 5.750%, 6/1/2027	537,880
1,190,000	Boyd County School District Finance Corp., Build America Revenue Bonds, 5.750%, 2/1/2025	1,316,568
1,560,000	Campbell & Kenton Counties Sanitation District No. 1 Build America Revenue Bonds, 5.300%, 8/1/2025	1,709,245
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	325,299
315,000	5.250%, 12/1/2025	341,788

Shares/Principal Amount		Value
$1,000,000	Kentucky Municipal Power Agency, Build America Revenue Bonds, 5.760%, 9/1/2024	$1,124,520
500,000	Lexington-Fayette Urban County Government, General Obligation, Pension Funding Bonds, Series B, 5.750%, 2/1/2025	584,215
1,000,000	McCracken County School District Finance Corp., Build America Revenue Bonds, 5.750%, 12/1/2026	1,086,250
	Nelson County School District Finance Corp., School Building, Build America Revenue Bonds:
500,000	5.300%, 12/1/2024	551,500
500,000	5.500%, 12/1/2025	554,315

		8,131,580
	Michigan-1.2%
570,000	City of Lansing MI, Build America General Obligation Bonds, 6.350%, 5/1/2023	648,444
475,000	Comstock Park Public Schools General Obligation Unlimited Bonds, 6.300%, 5/1/2026	515,731
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	913,910
1,000,000	Holland School District, Build America General Obligation Bonds, 6.030%, 5/1/2024	1,094,980

		3,173,065
	Minnesota-0.2%
500,000	Lake City Independent School District No. 813 Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	535,330

	Missiouri-1.7%
1,620,000	County of St. Charles MO, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,835,039
2,000,000	St. Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	2,494,680

		4,329,719
	New York-0.3%
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	685,108

Annual Report | December 31, 2011	27

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2011

Shares/Principal Amount		Value
	North Carolina-0.4%
$925,000	County of Guilford NC, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	$1,104,940

	Ohio-2.5%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,374,038
1,000,000	Austintown Ohio Local School District, General Obligation Bonds, 5.327%, 9/1/2027	1,066,360
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,048,620
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	550,610
900,000	Findlay City School District, Build America General Obligation Bonds, Series B, 5.450%, 12/1/2024	989,586
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	198,363
260,000	5.500%, 12/1/2022	289,167
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	647,663

		6,164,407
	Oregon-0.8%
1,000,000	Oregon State Department of Administrative Services Lottery, Revenue Bonds, 5.375%, 4/1/2021	1,057,200
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	864,630

		1,921,830
	Pennslyvania-0.4%
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,081,130

Shares/Principal Amount		Value
	South Carolina-0.4%
$925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	$989,611

	Texas-1.6%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	539,255
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,147,410
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,362,215

		4,048,880
	Utah-0.6%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	560,420
1,000,000	Tooele County Utah School District Municipal Building Authority, Revenue Bonds, 5.625%, 6/1/2027	1,060,720

		1,621,140

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $42,442,482)		46,221,761

SHORT TERM INVESTMENTS-4.1%
	Mutual Funds-4.1%
10,456,894	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	10,456,894

TOTAL SHORT TERM INVESTMENTS

(Cost $10,456,894)		10,456,894

TOTAL INVESTMENTS-99.7%
(Cost $245,748,395)		255,568,963
OTHER ASSETS AND LIABILITIES-NET(4) -0.3%		896,802

NET ASSETS-100.0%		$256,465,765

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $3505,140 or 1.4% of net assets.

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Portfolio of Investments
December 31, 2011	WesMark Government Bond Fund

(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2011.
(4)	Assets, other than investments in securities, less liabilities.

Note:	The categories of investments are shown as a percentage of net assets at December 31, 2011.

The	following acronyms are used throughout this portfolio:

REMIC	- Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	29

Portfolio of Investments Summary Table
WesMark West Virginia Municipal Bond Fund	December 31, 2011 (Unaudited)

At December 31, 2011, the Fund’s Portfolio composition(1) was as follows:

Percentage of Total Net Assets
MUNICIPAL BONDS	98.5%

SHORT-TERM INVESTMENTS(2)	0.2%

OTHER ASSETS AND LIABILITES - NET(3)	1.3%
TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	5.9%

1-3 Years	1.9%

3-5 Years	8.4%

5-10 Years	31.2%

10 Years or Greater	51.1%

SHORT-TERM INVESTMENTS(2)	0.2%

OTHER ASSETS AND LIABILITIES – NET(3)	1.3%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
AAA	7.1%

AA	27.8%

A	30.7%

BBB	2.3%

Not rated by S&P	30.6%

Short-Term Investments	0.2%

Other Assets and Liabilities- Net(3)	1.3%

TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
Aaa	2.0%

Aa1	3.4%

Aa2	19.9%

Aa3	21.7%

A1	4.7%

A2	2.7%

Baa2	2.8%

Not rated by Moody’s	41.3%

Short-Term Investments	0.2%

Other Assets and Liabilities – Net(3)	1.3%

TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.
(4)

These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the“Not rated by…” category.

Also see Glossary of Terms on page 61.

30	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
MUNICIPAL BONDS-98.5%
	Ohio-2.2%
$650,000	City of Akron, Ohio, General Obligation Limited Bonds, 2.125%, 12/1/2018	$645,651
870,000	City of Marysville, Ohio, General Obligation Limited Bonds, 4.125%, 12/1/2027	898,214
180,000	County of Monroe, Ohio, General Obligation Bonds, 4.900%, 12/1/2017	178,193
500,000	Toledo City School District General Obligation Unlimited Bonds, 5.000%, 12/1/2027, (NATL-RE FGIC)	524,060

		2,246,118
	Pennslyvania-1.8%
450,000	Bethlehem Area School District General Obligation Unlimited Bonds, Series A, 5.000%, 9/1/2014, (NATL-RE)	490,968
1,175,000	Upper Darby Pennsylvania School District General Obligation Unlimited Bonds, 5.000%, 5/1/2019, (NATL-RE FGIC)	1,307,764

		1,798,732
	Texas-1.6%
500,000	City of Dallas, Texas Waterworks & Sewer System Revenue Bonds, 5.000%, 10/1/2029, (AGM)	536,010
1,000,000	Harris County Texas Municipal Utility District No. 368 General Obligation Bonds, 5.500%, 9/1/2036, (AGM)	1,076,720

		1,612,730
	Virginia-0.8%
765,000	Virginia Housing Development Authority Revenue Bonds, 4.500%, 7/1/2024	790,092

	West Viginia-92.1%
1,170,000	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.375%, 5/1/2022	1,260,148
410,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 4.750%, 12/1/2019	437,962

Shares/Principal Amount		Value
$825,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project), Series A, 4.700%, 12/1/2024, (NATL-RE)	$864,699
250,000	Berkeley County, West Virginia, Public Service District Revenue Bonds, 4.250%, 12/1/2024, (AGM)	259,280
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
470,000	Series A, 4.700%, 10/1/2016	472,383
815,000	Series A, 5.000%, 10/1/2022	815,342
400,000	Series A, 4.650%, 10/1/2025	400,580
700,000	Series A, 4.650%, 3/1/2037	670,908
135,000	Series B, 4.800%, 10/1/2025	135,195
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	656,754
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	208,985
205,000	3.750%, 6/1/2025	218,727
215,000	3.850%, 6/1/2026	228,244
	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination):
200,000	Series A, 3.400%, 10/1/2014	206,988
205,000	Series A, 3.600%, 10/1/2015	214,641
200,000	Series A, 3.800%, 10/1/2016	209,366
1,200,000	Charleston, West Virginia, Urban Renewal Authority Lease Revenue Bonds, 5.300%, 12/15/2022, (AGM)	1,215,240
895,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 4.400%, 8/1/2025	894,069
	City of Kingwood, West Virginia, Sewer System Revenue Bonds:
105,000	3.000%, 10/1/2013	106,065
150,000	3.500%, 10/1/2016	154,614
230,000	4.000%, 10/1/2020	237,493
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	251,420

Annual Report | December 31, 2011	31

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2011

Shares/Principal Amount		Value
$490,000	Series A, 3.500%, 9/1/2027, (AGM)	$491,985
1,000,000	Clarksburg, West Virginia, Water Revenue Bonds, 5.250%, 9/1/2019, (NATL-RE FGIC)	1,029,170
800,000	County of Greenbrier, West Virginia, Tax Increment Revenue Bonds, 4.500%, 6/1/2013	799,000
	Fairmont State College, West Virginia, College Revenue Bonds:
1,000,000	Series 2003-A, 5.250%, 6/1/2022, (NATL-RE FGIC)	1,029,320
1,460,000	Series 2003-A, 5.000%, 6/1/2032, (NATL-RE FGIC)	1,486,514
	Fairmont, West Virginia, Waterworks Revenue Bonds:
500,000	Series 1999, 5.250%, 7/1/2017, (AMBAC)	501,550
1,235,000	Series 1999, 5.000%, 7/1/2019, (AMBAC)	1,235,605
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021, (NATL-RE)	1,334,917
1,000,000	5.000%, 5/1/2022, (NATL-RE	1,126,480
	Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):
1,015,000	Series A, 5.250%, 7/1/2020	1,057,945
500,000	Series A, 5.000%, 7/1/2030	478,480
525,000	Series A, 5.250%, 7/1/2035	498,524
500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016, (AGM)	532,410
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
500,000	Series A, 5.000%, 8/1/2019, (NATL-RE FGIC)	526,510
500,000	Series A, 4.500%, 8/1/2022, (NATL-RE FGIC)	512,415
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	637,410
2,000,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	2,156,460

Shares/Principal Amount		Value
$1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	$1,325,267
1,070,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health System, Inc.), Series A, 5.200%, 11/1/2015, (AGM)	1,104,272
	West Liberty State College, West Virginia, Revenue Bonds (Dormitory):
190,000	Series A, 4.800%, 6/1/2012	191,963
1,240,000	Series A, 6.000%, 6/1/2023	1,294,014
900,000	Series A, 6.125%, 6/1/2028	934,101
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
1,000,000	Series A, 5.250%, 7/1/2012, (AMBAC)	1,018,640
1,145,000	Series A, 5.375%, 7/1/2018, (AMBAC)	1,243,733
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,174,780
	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public):
1,500,000	4.000%, 6/1/2024	1,605,585
315,000	5.000%, 6/1/2026, (NATL-RE)	324,233
180,000	5.000%, 6/1/2026, (NATL-RE)	184,122
1,000,000	Series A, 5.500%, 6/1/2016, (NATL-RE)	1,031,340
1,630,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile Safety), Series A, 5.000%, 6/1/2029, (NATL-RE)	1,704,687
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 4.000%, 6/1/2023	1,086,530
580,000	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection), 4.750%, 11/1/2012	599,123
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	982,174

32	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2011	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$860,000	4.750%, 6/1/2022	$915,530
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
260,000	Series A, 3.000%, 8/1/2014	272,155
150,000	Series A, 3.000%, 8/1/2015	158,011
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
365,000	Series B, 3.375%, 10/1/2023	378,352
390,000	Series B, 3.500%, 10/1/2024	402,020
415,000	Series B, 3.625%, 10/1/2025	426,487
435,000	Series B, 3.750%, 10/1/2026	446,789
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	611,644
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia University Foundation Waterfront), Series B, 5.000%, 7/15/2022, (AMBAC)	1,014,020
	West Virginia Economic Development Authority Revenue Bonds:
500,000	5.500%, 6/1/2017, (NATL-RE)	515,670
1,000,000	3.750%, 6/15/2023	1,044,930
500,000	Series B, 5.000%, 7/15/2019, (AMBAC)	508,340
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,720,620
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	257,762
405,000	Series A, 4.000%, 4/1/2020	447,744
485,000	Series A, 5.000%, 4/1/2026	535,925
190,000	Series B, 5.000%, 4/1/2016, (NATL-RE FGIC)	206,560
2,315,000	Series B, 5.000%, 4/1/2018, (NATL-RE FGIC)	2,497,491
2,805,000	Series B, 5.000%, 4/1/2024, (NATL-RE FGIC)	2,961,070

Shares/Principal Amount		Value
$2,000,000	West Virginia Higher Education Policy Commission Revenue Bonds (University Facilities), Series A, 5.000%, 4/1/2012, (NATL-RE)	$2,021,300
1,000,000	West Virginia Higher Education Policy Commission, Revenue Bonds, 5.000%, 4/1/2029, (NATL-RE FGIC)	1,044,940
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,078,549
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCS Improvement), Series D, 5.375%, 6/1/2028, (AGM)	1,080,960
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026, (AMBAC)	300,108
	West Virginia Housing Development Fund Revenue Bonds:
325,000	Series A, 3.600%, 5/1/2022	331,149
1,000,000	Series A, 3.800%, 11/1/2024	1,019,520
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	507,712
450,000	4.250%, 7/1/2018	515,160
200,000	Series B, 3.000%, 7/1/2018	215,018
2,000,000	West Virginia School Building Authority Lottery Revenue Bonds (Capital Improvement), 5.250%, 7/1/2012, (NATL-RE FGIC)	2,045,720
810,000	West Virginia State Road General Obligation Bonds, 5.000%, 6/1/2024, (NATL-RE FGIC)	884,569
	West Virginia University Revenue Bonds (University Projects):
345,000	Series B, 5.000%, 10/1/2025	398,468
750,000	Series B, 4.125%, 10/1/2031	764,138
	West Virginia University Revenue Bonds (West Virginia University Project):
1,000,000	Series A, 5.500%, 4/1/2016, (NATL-RE)	1,169,490
500,000	Series B, 5.000%, 10/1/2021, (NATL-RE FGIC)	546,495

Annual Report | December 31, 2011	33

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2011

Shares/Principal Amount		Value
$1,000,000	Series C, 5.000%, 10/1/2026, (NATL-RE FGIC)	$1,069,310
	1,275,000 Series C, 5.000%, 10/1/2027, (NATL-RE FGIC)	1,359,877
500,000	Series C, 5.000%, 10/1/2034, (AGM)	525,410
2,000,000	Series C, 5.000%, 10/1/2034, (NATL-RE FGIC)	2,098,960
	West Virginia Water Development Authority Infrastructure Revenue Bonds:
2,000,000	Series A, 4.400%, 10/1/2018, (AMBC)	2,071,880
250,000	Series A, 5.000%, 10/1/2028, (AMBC)	258,527
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023, (AGM)	1,180,143
500,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series A- 1, 5.250%, 11/1/2023, (AMBAC)	520,945
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
1,000,000	Series A-II, 5.000%, 11/1/2025, (NATL-RE FGIC)	1,068,320
900,000	Series A-II, 4.250%, 11/1/2026, (NATL-RE FGIC)	928,143
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,041,180
500,000	Series B, 5.250%, 11/1/2023, (AMBAC)	527,355
1,000,000	Series B, 5.000%, 11/1/2029, (AMBAC)	1,037,220
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	556,090
1,000,000	Series B-IV, 5.125%, 11/1/2024, (AMBAC)	1,078,780
650,000	Series B-IV, 4.750%, 11/1/2035, (AMBAC)	666,159
395,000	West Virginia, General Obligation Unlimited Bonds (Capital Appreciation Infrastructure), Series A, Zero Coupon , 11/1/2021, (NATL-RE FGIC)	313,701

Shares/Principal Amount		Value
$500,000	West Virginia, General Obligation Unlimited Bonds (State Road), 5.000%, 6/1/2021, (NATL-RE FGIC)	$556,120
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
700,000	Series A, 3.500%, 6/1/2016, (AGM)	746,193
500,000	Series A, 4.250%, 6/1/2026, (AGM)	518,900
500,000	Series A, 4.750%, 6/1/2036, (AGM)	515,400

		91,241,391
TOTAL MUNICIPAL BONDS

(Cost $94,048,082)		97,689,063

SHORT TERM INVESTMENTS-0.2%
	Mutual Funds-0.2%
157,827	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	157,827

TOTAL SHORT TERM INVESTMENTS

(Cost $157,827)		157,827

TOTAL INVESTMENTS-98.7%
(Cost $94,205,909)		97,846,890
OTHER ASSETS AND LIABILITIES-NET(1) -1.3%		1,271,074

NET ASSETS-100.0%		$99,117,964

(1)	Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of net assets at December 31, 2011.

The following acronyms are used throughout this portfolio:

Insurers:

AMBAC - AMBAC Indemnity Corp.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

AGM - Assured Guaranty Municipal.

NATL-RE - Third party insurer for municipal debt securities.

See Notes which are an integral part of the Financial Statements.

34	www.wesmarkfunds.com

Statement of Assets and Liabilities
December 31, 2011 (Unaudited)

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:
Investments in securities, at value (cost -see below)	$66,853,241	$260,287,343	$65,395,358	$255,568,963	$97,846,890
Cash	2,000	–	12,793	–	–

RECEIVABLE FOR:
Dividends and interest	13,220	578,635	308,563	1,356,726	1,022,415
Investments sold	1,133,239	–	–	–	–
Fund shares sold	2,794	7,315	1,921	17,845	548,500
Receivable from Advisor	–	–	–	–	6
Prepaid expenses	12,426	28,504	11,259	29,871	11,620

Total Assets	68,016,920	260,901,797	65,729,894	256,973,405	99,429,431

LIABILITIES:

PAYABLE FOR:
Investments purchased	416,172	–	1,000,000	–	–
Fund shares redeemed	14,919	120,365	10,661	43,930	51,500
Income distribution payable	–	–	–	359,908	206,021
Investment advisory fees	39	117	16	9	–
Fund Accounting and Administration fees	6,347	35,284	7,384	23,978	11,515
Audit and legal fees	15,880	15,880	17,880	17,880	17,880
Shareholder services fee (Note 5)	14,459	52,546	13,444	53,537	20,253
Printing and postage fees	1,315	1,271	1,210	1,205	1,225
Trustees’ fees and expenses	52	52	52	52	52
Chief compliance officer fees	1,000	1,000	1,000	1,000	1,000
Other accrued liabilities and expenses	4,219	8,143	2,978	6,141	2,021

Total Liabilities	474,402	234,658	1,054,625	507,640	311,467

Net Assets	$67,542,518	$260,667,139	$64,675,269	$256,465,765	$99,117,964

NET ASSETS CONSIST OF :

Paid-in capital	$55,096,072	$250,160,255	$57,099,910	$246,424,292	$95,242,619
Accumulated net investment income	–	–	3,473	419,691	–
Accumulated net realized gain (loss) on investments	(5,040)	(9,075,669)	(511,368)	(198,786)	234,364
Net unrealized appreciation on investments	12,451,486	19,582,553	8,083,254	9,820,568	3,640,981

Net Assets	$67,542,518	$260,667,139	$64,675,269	$256,465,765	$99,117,964

Shares Outstanding, No Par Value, Unlimited Shares Authorized	6,695,949	20,762,121	6,121,769	24,933,696	9,381,980
Net asset value, offering price & redemption price per share	$10.09	$12.55	$10.56	$10.29	$10.56

Investments, at identified cost	$54,401,755	$240,704,790	$57,312,104	$245,748,395	$94,205,909

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	35

Statement of Operations
For the Year Ended December 31, 2011

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$433,260	$4,544,293	$1,001,685	$–	$–
Interest	4,896	16,314	946,778	8,564,772	3,851,801

Total Investment Income	438,156	4,560,607	1,948,463	8,564,772	3,851,801

EXPENSES:

Investment adviser fee (Note 5)	534,013	2,031,968	474,706	1,542,831	547,253
Fund Accounting and Administration fee (Note 5)	69,263	238,441	67,449	241,923	97,871
Custodian fees (Note 5)	19,105	40,073	13,305	33,577	15,582
Transfer agent fees	31,738	57,240	28,310	35,280	19,175
Directors’ fees	16,423	31,205	15,781	29,918	17,709
Auditing fees	16,062	16,880	17,996	17,779	17,783
Chief compliance officer fees	1,000	1,000	1,000	1,000	1,000
Legal fees	20,269	20,246	20,385	20,385	20,246
Shareholder services fee (Note 5)	178,004	675,228	158,235	642,846	228,022
Registration fees	15,633	14,731	16,318	20,269	8,565
Printing and postage fees	7,998	7,234	7,665	7,532	7,510
Insurance premiums	4,687	18,752	4,310	20,059	7,221
Miscellaneous	2,160	9,039	2,023	9,464	3,379

Total Expenses	916,355	3,162,037	827,483	2,622,863	991,316

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(91,209)

Total waivers and reimbursements	–	–	–	–	(91,209)

Net Expenses	916,355	3,162,037	827,483	2,622,863	900,107

Net Investment Income (Loss)	(478,199)	1,398,570	1,120,980	5,941,909	2,951,694

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	2,282,853	7,410,141	2,133,158	1,041,182	87,500
Net change in unrealized appreciation (depreciation) of investments	(1,790,163)	(25,919,949)	(140,050)	4,772,088	3,664,480
Net realized and unrealized gain (loss) on investments	492,690	(18,509,808)	1,993,108	5,813,270	3,751,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,491	$(17,111,238)	$3,114,088	$11,755,179	$6,703,674

* Foreign tax withholding	$300	$67,934	$8,814	–	–

See Notes which are an integral part of the Financial Statements.

36	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(478,199)	$(217,276)	$1,398,570	$853,976
Net realized gain on investments	2,282,853	8,581,542	7,410,141	18,035,224
Net change in unrealized appreciation (depreciation) on investments	(1,790,163)	6,016,320	(25,919,949)	26,375,514

Net increase (decrease) in net assets resulting from operations	14,491	14,380,586	(17,111,238)	45,264,714

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	(1,544,625)	(852,377)
From net realized capital gains	(4,878,734)	(784,170)	–	–

Decrease in net assets from distributions to shareholders	(4,878,734)	(784,170)	(1,544,625)	(852,377)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,487,187	8,151,779	26,234,466	28,208,715
Shares issued in reinvestment of distributions	1,339,504	220,056	566,222	341,248
Cost of shares redeemed	(6,185,139)	(5,329,948)	(23,370,918)	(27,075,150)

Net increase resulting from beneficial interest transactions	1,641,552	3,041,887	3,429,770	1,474,813

Net Increase (Decrease) in Net Assets	(3,222,691)	16,638,303	(15,226,093)	45,887,150

NET ASSETS:
Beginning of Period	70,765,209	54,126,906	275,893,232	230,006,082

End of Period*	$67,542,518	$70,765,209	$260,667,139	$275,893,232

*Including accumulated net investment income of:	–	–	–	$21,379

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	37

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,120,980	$832,357	$5,941,909	$6,366,980
Net realized gain on investments	2,133,158	1,771,030	1,041,182	2,360,513
Net change in unrealized appreciation (depreciation) on investments	(140,050)	3,801,464	4,772,088	(1,538,425)
Net increase in net assets resulting from operations	3,114,088	6,404,851	11,755,179	7,189,068

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,127,456)	(999,851)	(5,941,915)	(6,325,618)
From net realized capital gains	–	–	(848,334)	(928,215)
Decrease in net assets from distributions to shareholders	(1,127,456)	(999,851)	(6,790,249)	(7,253,833)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,356,650	8,106,907	29,048,940	47,022,644
Shares issued in reinvestment of distributions	188,294	170,187	1,442,970	1,552,225
Cost of shares redeemed	(7,636,105)	(5,336,603)	(34,289,647)	(31,554,966)
Net increase (decrease) resulting from beneficial interest transactions	2,908,839	2,940,491	(3,797,737)	17,019,903
Net Increase in Net Assets	4,895,471	8,345,491	1,167,193	16,955,138

NET ASSETS:
Beginning of Period	59,779,798	51,434,307	255,298,572	238,343,434
End of Period*	$64,675,269	$59,779,798	$256,465,765	$255,298,572

*Including accumulated net investment income of:	$3,473	$5,685	$419,691	–

See Notes which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,951,694	$2,926,095
Net realized gain on investments	87,500	270,271
Net change in unrealized appreciation (depreciation) on investments	3,664,480	(1,535,350)
Net increase in net assets resulting from operations	6,703,674	1,661,016

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,934,483)	(2,866,068)
From net realized capital gains	(73,227)	(177,612)
Decrease in net assets from distributions to shareholders	(3,007,710)	(3,043,680)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	16,353,195	12,568,316
Shares issued in reinvestment of distributions	423,828	399,933
Cost of shares redeemed	(7,997,251)	(10,543,537)
Net increase resulting from beneficial interest transactions	8,779,772	2,424,712
Net Increase in Net Assets	12,475,736	1,042,048

NET ASSETS:

Beginning of Period	86,642,228	85,600,180
End of Period*	$99,117,964	$86,642,228

*Including accumulated net investment income of:	–	–

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	39

Financial Highlights
WesMark Small Company Growth Fund

	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.82	$8.76	$6.06	$8.88	$9.37	$8.96
Income (Loss) from Investment Operations:
Net Investment Loss	(0.07)	(0.03)	(0.05)	(0.04)(3)	–	–
Net Realized and Unrealized Gain (Loss) on investments	0.08	2.21	2.77	(2.77)	(0.18)	0.41
Total from Investment Operations	0.01	2.18	2.72	(2.81)	(0.18)	0.41

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.74)	(0.12)	(0.02)	(0.01)	(0.31)	–
Total Distributions	(0.74)	(0.12)	(0.02)	(0.01)	(0.31)	–
Net Asset Value, End of Period	$10.09	$10.82	$8.76	$6.06	$8.88	$9.37

Total Return(4)	0.07%	24.88%	45.00%	(31.66)%	(2.15)%	4.58%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.29%	1.32%	1.42%(5)	1.38%	1.39%	1.40%
Net Investment Loss	(0.67)%	(0.36)%	(0.74)%(5)	(0.48)%	(0.45)%	(0.17)%
Expense Waiver/ Reimbursement(6)	–	–	0.06%(5)	0.16%	0.15%	0.19%
Net Assets Value End of Period (000 omitted)	$67,543	$70,765	$54,127	$33,808	$43,680	$38,897
Portfolio Turnover Rate	89%	101%	80%	84%	78%	55%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Per share numbers have been calculated using the average shares method.
(4)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(5)	Ratios for periods of less than a year are annualized.
(6)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Financial Highlights
WesMark Growth Fund

	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$13.45	$11.32	$8.44	$12.90	$13.84	$13.85
Income (Loss) from Investment Operations:
Net Investment Income	0.06	0.04	0.08	0.07	0.07	0.07
Net Realized and Unrealized Gain (Loss) on investments	(0.89)	2.13	2.88	(4.39)	0.28	0.67
Total from Investment Operations	(0.83)	2.17	2.96	(4.32)	0.35	0.74

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.07)	(0.04)	(0.08)	(0.07)	(0.09)	(0.05)
From Net Realized Gain on Investments	–	–	–	(0.07)	(1.20)	(0.70)
Total Distributions	(0.07)	(0.04)	(0.08)	(0.14)	(1.29)	(0.75)
Net Asset Value, End of Period	$12.55	$13.45	$11.32	$8.44	$12.90	$13.84

Total Return(3)	(6.13)%	19.23%	35.18%	(33.75)%	2.22%	5.43%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.17%	1.19%	1.24%(4)	1.25%	1.26%	1.24%
Net Investment Income	0.52%	0.35%	0.88%(4)	0.64%	0.49%	0.50%
Expense Waiver/ Reimbursement(5)	–	–	0.00(4)(6)	0.01%	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$260,667	$275,893	$230,006	$173,142	$258,407	$269,943
Portfolio Turnover Rate	95%	87%	58%	91%	112%	83%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.
(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	41

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.23	$9.31	$7.58	$10.08	$9.97	$9.47
Income (Loss) from Investment Operations:
Net Investment Income	0.18	0.15	0.14	0.16	0.16	0.14
Net Realized and Unrealized Gain (Loss) on investments	0.33	0.95	1.72	(2.22)	0.26	0.50
Total from Investment Operations	0.51	1.10	1.86	(2.06)	0.42	0.64

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.18)	(0.18)	(0.13)	(0.16)	(0.16)	(0.14)
From Net Realized Gain on Investments	–	–	–	(0.28)	(0.15)	–
Total Distributions	(0.18)	(0.18)	(0.13)	(0.44)	(0.31)	(0.14)
Net Asset Value, End of Period	$10.56	$10.23	$9.31	$7.58	$10.08	$9.97

Total Return(3)	5.08%	11.90%	24.81%	(21.23)%	4.19%	6.85%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.31%	1.32%	1.43%(4)	1.44%	1.41%	1.40%
Net Investment Income	1.77%	1.54%	1.82%(4)	1.74%	1.54%	1.51%
Expense Waiver/ Reimbursement(5)	–	–	0.01%(4)	0.10%	0.02%	0.03%
Net Assets Value End of Period (000 omitted)	$64,675	$59,780	$51,434	$42,318	$55,969	$55,373
Portfolio Turnover Rate	38%	59%	35%	52%	85%	63%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.09	$10.09	$10.01	$9.97	$9.67	$9.70
Income (Loss) from Investment Operations:
Net Investment Income	0.24	0.26	0.32	0.41	0.42	0.40
Net Realized and Unrealized Gain (Loss) on investments	0.23	0.04	0.09	0.05	0.30	(0.03)
Total from Investment Operations	0.47	0.30	0.41	0.46	0.72	0.37

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.24)	(0.26)	(0.33)	(0.42)	(0.42)	(0.40)
From Net Realized Gain on Investments	(0.03)	(0.04)	–	–	–	–
Total Distributions	(0.27)	(0.30)	(0.33)	(0.42)	(0.42)	(0.40)
Net Asset Value, End of Period	$10.29	$10.09	$10.09	$10.01	$9.97	$9.67

Total Return(3)	4.71%	2.96%	4.13%	4.70%	7.68%	3.91%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.02%	1.02%	1.07%(4)	1.11%	1.10%	1.10%
Net Investment Income	2.31%	2.57%	3.46%(4)	4.19%	4.34%	4.17%
Expense Waiver/ Reimbursement(5)	–	–	0.00(4)(6)	0.01%	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$256,466	$255,299	$238,343	$204,748	$200,422	$192,918
Portfolio Turnover Rate	69%	60%	42%	24%	35%	70%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.

(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.
(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2011	43

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008	For the Year Ended January 31, 2007
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.15	$10.31	$10.02	$10.39	$10.35	$10.38
Income (Loss) from Investment Operations:
Net Investment Income	0.33	0.35	0.32	0.35	0.34	0.34
Net Realized and Unrealized Gain (Loss) on investments	0.42	(0.15)	0.29	(0.37)	0.04	(0.03)
Total from Investment Operations	0.75	0.20	0.61	(0.02)	0.38	0.31

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.33)	(0.34)	(0.32)	(0.35)	(0.34)	(0.34)
From Net Realized Gain on Investments	(0.01)	(0.02)	–	–	–	–
Total Distributions	(0.34)	(0.36)	(0.32)	(0.35)	(0.34)	(0.34)
Net Asset Value, End of Period	$10.56	$10.15	$10.31	$10.02	$10.39	$10.35

Total Return(3)	7.52%	1.94%	6.13%	(0.12)%	3.78%	3.05%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.99%	0.97%	1.07%(4)	1.12%	1.14%	1.11%
Net Investment Income	3.24%	3.35%	3.41%(4)	3.50%	3.35%	3.32%
Expense Waiver/ Reimbursement(5)	0.10%	0.10%	0.10%(4)	0.10%	0.10%	0.10%
Net Assets Value End of Period (000 omitted)	$99,118	$86,642	$85,600	$77,436	$70,709	$69,954
Portfolio Turnover Rate	15%	22%	7%	16%	6%	10%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

See Notes which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2011 (Unaudited)

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund pays its own expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

Annual Report | December 31, 2011	45

Notes to Financial Statements
December 31, 2011

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››

Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2	—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

WesMark Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$66,301,520	$–	$–	$66,301,520
Short Term Investments	551,721	–	–	551,721
Total	$66,853,241	$–	$–	$66,853,241

WesMark Growth Fund

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$242,033,900	$–	$–	$242,033,900
Short Term Investments	18,253,443	–	–	18,253,443
Total	$260,287,343	$–	$–	$260,287,343

46	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2011

WesMark Government Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$1,303,589	$–	$1,303,589
U.S. Government Agency - Collateralized Mortgage Obligations	–	55,822,038	–	55,822,038
U.S. Government Agency - Mortgage Backed Securities	–	121,795,329	–	121,795,329
U.S. Government Agency Securities	–	19,969,352	–	19,969,352
Taxable Municipal Bonds	–	46,221,761	–	46,221,761
Short Term Investments	10,456,894	–	–	10,456,894

Total	$10,456,894	$245,112,069	$–	$255,568,963

WesMark Balanced Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$38,517,659	$–	$–	$38,517,659
Exchange Traded Funds	667,000	–	–	667,000
Preferred Stocks	1,506,595	–	–	1,506,595
Corporate Bonds	–	11,014,600	–	11,014,600
U.S. Government Agency - Collateralized Mortgage Obligations	–	177,366	–	177,366
U.S. Government Agency - Mortgage Backed Securities	–	2,076,791	–	2,076,791
U.S. Government Agency Securities	–	2,067,642	–	2,067,642
Taxable Municipal Bonds	–	5,583,060	–	5,583,060
Non-Taxable Municipal Bonds	–	522,470	–	522,470
Short Term Investments	3,262,175	–	–	3,262,175

Total	$43,953,429	$21,441,929	$–	$65,395,358

WesMark West Virginia Municipal Bond Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$97,689,063	$–	$97,689,063
Short Term Investments	157,827	–	–	157,827

Total	$157,827	$97,689,063	$–	$97,846,890

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no significant transfers into and out of Level 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolio of Investments.

Annual Report | December 31, 2011	47

Notes to Financial Statements
December 31, 2011

Recent Accounting Pronouncement – In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Investment Income, Expenses and Distributions –  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, and Balanced Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of, and during the year ended, December 31, 2011, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of December 31, 2011, tax years ended January 31, 2008 through 2009, the period ended December 31, 2009, and the years ended December 31, 2010, and 2011, remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

48	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2011

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
WesMark Small Company Growth Fund
Shares sold	604,159	892,317
Shares issued to shareholders in payment of distributions declared	131,582	20,263
Shares redeemed	(579,049)	(553,320)
Net increase resulting from share transactions	156,692	359,260
Common shares outstanding, end of period	6,695,949	6,539,257

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
WesMark Growth Fund
Shares sold	1,995,706	2,401,463
Shares issued to shareholders in payment of distributions declared	45,667	28,517
Shares redeemed	(1,784,479)	(2,245,812)
Net increase resulting from share transactions	256,894	184,168
Common shares outstanding, end of period	20,762,121	20,505,227

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
WesMark Balanced Fund
Shares sold	997,489	853,696
Shares issued to shareholders in payment of distributions declared	18,257	17,648
Shares redeemed	(738,487)	(553,832)
Net increase resulting from share transactions	277,259	317,512
Common shares outstanding, end of period	6,121,769	5,844,510

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
WesMark Government Bond Fund
Shares sold	2,858,478	4,614,410
Shares issued to shareholders in payment of distributions declared	141,519	152,455
Shares redeemed	(3,367,309)	(3,093,655)
Net increase/(decrease) resulting from share transactions	(367,312)	1,673,210
Common shares outstanding, end of period	24,933,696	25,301,008

Annual Report | December 31, 2011	49

Notes to Financial Statements
December 31, 2011

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
WesMark West Virginia Municipal Bond Fund
Shares sold	1,579,802	1,210,016
Shares issued to shareholders in payment of distributions declared	41,006	38,568
Shares redeemed	(775,224)	(1,016,564)
Net increase resulting from share transactions	845,584	232,020
Common shares outstanding, end of period	9,381,980	8,536,396

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to partnership adjustments and net operating loss. For the year ended December 31, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
Fund Name	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Small Company Growth Fund	$(438,827)	$478,199	$(39,372)
Growth Fund	$(54,793)	$124,676	$(69,883)
Balanced Fund	$(122,050)	$4,264	$117,786
Government Bond Fund	$(1)	$419,691	$(419,690)
West Virginia Municipal Bond Fund	$(1)	$(17,211)	$17,212

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $478,199.

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2011:

Fund Name	Cost of Investments	Gross unrealized appreciation (excess of value over tax cost)	Gross unrealized depreciation (excess of tax cost over value)	Net unrealized appreciation/ (depreciation)
Small Company Growth Fund	$54,521,263	$13,210,466	$(878,488)	$12,331,978
Growth Fund	$241,062,103	$28,964,986	$(9,739,746)	$19,225,240
Balanced Fund	$57,311,804	$9,148,434	$(1,064,880)	$8,083,554
Government Bond Fund	$245,748,395	$9,880,807	$(60,239)	$9,820,568
West Virginia Municipal Bond Fund	$94,009,156	$4,107,896	$(270,162)	$3,837,734

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

50	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2011

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2011 and December 31, 2010 was as follows:

	For Year Ended December 31, 2011
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Small Company Growth Fund	$—	$—	$4,878,734	$4,878,734
Growth Fund	$—	$1,544,625	$—	$1,544,625
Balanced Fund	$—	$1,127,456	$—	$1,127,456
Government Bond Fund	$—	$5,941,915	$848,334	$6,790,249
West Virginia Municipal Bond Fund	$2,915,138	$19,345	$73,227	$3,007,710

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

	For Year Ended December 31, 2010
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Small Company Growth Fund	$—	$—	$784,170	$784,170
Growth Fund	$—	$852,377	$—	$852,377
Balanced Fund	$—	$999,851	$—	$999,851
Government Bond Fund	$—	$6,606,680	$647,153	$7,253,833
West Virginia Municipal Bond Fund	$2,847,713	$18,355	$177,612	$3,043,680

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Other Temporary Adjustments	Accumulated Capital Gains/(Losses)
Small Company Growth Fund	$—	$—	$12,331,978	$—	$114,468
Growth Fund	$—	$—	$19,225,240	$—	$(8,718,356)
Balanced Fund	$—	$5,345	$8,083,554	$(1,872)	$(511,668)
Government Bond Fund	$—	$419,691	$9,820,568	$—	$(198,786)
West Virginia Municipal Bond Fund	$—	$—	$3,837,734	$—	$37,611

At December 31, 2011, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2017	Total
Growth Fund	$3,389,428	$3,389,428
Balanced Fund	$496,642	$496,642

Annual Report | December 31, 2011	51

Notes to Financial Statements
December 31, 2011

The Growth Fund and Balanced Fund used capital loss carryforwards of $(13,090,536) and $(2,137,923), respectively, to offset taxable capital gains realized during the year ended December 31, 2011.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

As of December 31, 2011, for federal income tax purposes, the Government Bond Fund, Small Company Growth Fund, Growth Fund and Balanced Fund elected to defer post October losses of $198,786, $229,570, $5,328,928 and $15,026, respectively to December 31, 2012.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the year ended December 31, 2011, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$91,209

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007 and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of a Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of its fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Effective August 1, 2009, the voluntary fee waiver for the Small Company Growth Fund, which was set at an annual rate of 0.10% of average daily net assets of the Fund, was discontinued. For the year ended December 31, 2011, WesBanco did not waive any of these fees.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2011, were as follows:

Fund Name	Purchases	Sales

WesMark Small Company Growth Fund	$60,678,224	$59,523,775

WesMark Growth Fund	246,248,490	241,829,995

WesMark Balanced Fund	23,712,700	19,725,714

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Notes to Financial Statements
December 31, 2011

Fund Name	Purchases	Sales
WesMark Government Bond Fund	$137,781,644	$92,597,292
WesMark West Virginia Municipal Bond Fund	22,275,854	13,097,201

Purchases and Sales of U.S. government securities, other than short-term securities, for the year ended December 31, 2011, were as follows:

Fund Name	Purchases	Sales
WesMark Balanced Fund	$2,000,000	$3,200,000
WesMark Government Bond Fund	35,453,451	90,831,045

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2011, 69% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2011, 99.34% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2011, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	70.39%

For the fiscal year ended December 31, 2011, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	79.95%

Annual Report | December 31, 2011	53

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WESMARK FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and West Virginia Muncipal Bond Fund (the “Funds”), as of December 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2010 and financial highlights for the periods indicated prior to December 31, 2011, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund and WesMark West Virginia Municipal Bond Fund as of December 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 27, 2012

54	www.wesmarkfunds.com

Shareholder Expense Example
December 31, 2011

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$ 1,000.00	$ 931.80	$ 6.18	1.27%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
WesMark Growth Fund
Actual Fund Return	$ 1,000.00	$ 921.50	$ 5.67	1.17%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
WesMark Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,019.40	$ 6.72	1.32%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,018.55	$ 6.72	1.32%
WesMark Government Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,030.90	$ 5.27	1.03%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,041.90	$ 5.10	0.99%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Portfolio’s most recent fiscal half year expenses.

Annual Report | December 31, 2011	55

Board of Trustees and Trust Officers
December 31, 2011 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2011. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Name*, Age, Date Service Began	Principal Occupations Held in the Past Five Years, Other Directorships Held and Previous Positions
Interested Trustee
Robert E. Kirkbride* Age: 72 CHAIRMAN AND TRUSTEE Began Serving: September 2004

Principal Occupations: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.; Officer and Director, Ohio Valley Land Company (real estate development); Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company); Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production).

Name*, Age, Date Service Began	Principal Occupations Held in the Past Five Years, Other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 57	Principal Occupations: VP/Chief Financial Officer, MPD Corporation (Property Management), Wheeling, WV

TRUSTEE Began Serving: September 2004

Other Directorships: Special Wish Foundation, United Way of the Upper Ohio Valley; Wheeling Convention and Visitors Bureau, Catholic Charities West Virginia, Inc., Welty Corporation, Wheeling National Heritage Area Corporation.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc.; Chief Financial Officer & Vice President West Virginia Northern Community College.

Mark M. Gleason Age: 61	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

TRUSTEE Began Serving: January 2011	Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment)

Richard A. Hay Age: 62	Principal Occupation: Retired

TRUSTEE Began Serving: December 2008	Previous Occupation: Senior Vice President, UBS Financial Services January 2000 through February 2007

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

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Board of Trustees and Trust Officers
December 31, 2011 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
Jerome B. Schmitt Age: 62	CHIEF EXECUTIVE OFFICER Began Serving: March 2009	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc., WesBanco Trust and Investment Services, and Wesbanco Bank, Inc.
WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	PRESIDENT Began Serving: September 2004
Deborah Ferdon Age: 59	CHIEF COMPLIANCE OFFICER Began Serving: September 2004	Principal Occupations: Chief Compliance Officer of the WesMark Funds; Executive Vice President and Chief Compliance Officer of WesBanco Investment Department, and WesBanco Trust and Investment Services.
WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003
David B. Ellwood Age: 55	CHIEF FINANCIAL OFFICER TREASURER Began Serving: March 2009	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBancoTrust and Investment Services.
WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began Serving: September 2004
Todd P. Zerega Age: 37	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Reed Smith LLP
Previous Positions: Associate, Reed Smith LLP
225 5th Avenue, Suite 1200 Pittsburgh, PA 15222
JoEllen Legg Age: 50	ASSISTANT SECRETARY Began Serving: March 2009	Principal Occupation: Vice President and Associate Counsel, ALPS Fund Services, Inc., since October 2007
1290 Broadway, Suite 1100 Denver, CO 80203

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

Annual Report | December 31, 2011	57

Board Review of Advisory Contract
December 31, 2011 (Unaudited)

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed the Funds’ investment advisory contract. The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services, such as custody and shareholder servicing, provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts, including the United States Supreme Court, have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and in this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. WesBanco provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or WesBanco are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. Because the Funds are the only advisory clients of the Adviser, the Board did not consider fees charged to other institutional accounts to be a relevant consideration in evaluating the advisory fees charged by the Adviser to the Funds.

For the one year and three year periods ended March 31, 2011, the performance of the WesMark Small Company Growth Fund, WesMark West Virginia Municipal Bond Fund, WesMark Growth Fund and were above the median of the relevant peer groups. The WesMark Balanced Fund’s performance for the one year period ended March 31, 2011 was below the median of the relevant peer

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Board Review of Advisory Contract
December 31, 2011 (Unaudited)

group but its performance was above the median for the peer group for the three year period ended March 31, 2011. The WesMark Government Fund’s performance for the one and three year periods ended March 31, 2011 was below the median of a relevant peer group. The Board discussed fund management’s commentary for the Government Fund’s underperformance, noted its improved performance in the first quarter of 2011, and was satisfied with the Adviser’s efforts being undertaken with respect to the fund. The Board also discussed the continued positive performance of both the WesMark Growth Fund, WesMark West Virginia Municipal Bond Fund and the WesMark Small Company Fund. Overall the Board concluded that it was very satisfied with the Advisor’s performance in managing the Funds. The Board will continue to monitor these efforts and performance of the Funds.

The Board also receives financial information about WesBanco, including reports on the compensation and benefits WesBanco derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts. Such fees included fees for serving as the Funds’ custodian and fees related to the provision of shareholder services. The reports also discuss any indirect benefit WesBanco may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of Wesbanco on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

For the period ended December 31, 2010, the investment advisory fee after waivers and expense reimbursements for the WesMark West Virginia Municipal Bond Fund, the WesMark Government Bond Fund, and the WesMark Balanced Fund was above the median for the relevant peer group. For the period ended December 31, 2010, the investment advisory fee for the WesMark Small Company Growth Fund and the WesMark Growth Fund was approximately the same as the median for the relevant peer groups. The Board reviewed the fees and other expenses of the Funds with the Advisor and was satisfied that the overall expense structure of the Funds remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Funds. The Board also considered the Adviser’s agreement to contractually waive a portion of its investment advisory fee for the WesMark West Virginia Municipal Bond Fund during its current fiscal year. The Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers and had not experienced any rapid increase in assets. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that WesBanco’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesBanco family of Funds, the Board does not approach consideration of every Fund’s advisory contract as if that were the only fund offered by the Adviser.

Annual Report | December 31, 2011	59

Additional Information
December 31, 2011 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

CHANGE IN INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

On February 15, 2011, the Audit Committee of the Board of Trustees of the WesMark Funds (the “Trust”) appointed Cohen Fund Audit Services, Ltd. as the Trust’s independent registered public accounting firm for fiscal year ended December 31, 2011. The Trust’s previous independent registered accounting firm was Tait, Weller & Baker LLP (“Tait Weller”). The previous reports issued by Tait Weller on the Trust’s financial statements for the fiscal year ended January 31, 2009, fiscal period ended December 31, 2009 and fiscal year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During each fiscal period end referred to above and the interim period January 1, 2011 through March 10, 2011 (i) there were no disagreements with Tait Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait Weller, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Trust appointed Cohen Fund Audit Services, Ltd. as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ended December 31, 2011. During the Trust’s fiscal year ended January 31, 2009, fiscal period ended December 31, 2009, fiscal year ended December 31, 2010 and the interim period commencing January 1, 2011 and ending March 10, 2011, neither the Trust nor anyone on its behalf has consulted Cohen Fund Audit Services, Ltd. on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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Glossary of Terms
December 31, 2011 (Unaudited)

Basis points – A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities the receive support through federal subsidies, loan or other benefits.

Quantitative Easing II (QEII) – monetary policy implemented by the Federal Reserve in 2010 to purchase $600 billion of long term Treasuries intended to stimulate the U.S. economy.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa

Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.

	A	A

Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.

	BBB	Baa

Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

	BB	Ba

Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.

	B	B

Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Annual Report | December 31, 2011	61

Notes

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Notes

Annual Report | December 31, 2011	63

Notes

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WesMark Funds℠

Small Company Growth Fund » Cusip 951025501

Growth Fund » Cusip 951025204

Balanced Fund » Cusip 951025303

Government Bond Fund » Cusip 951025402

West Virginia Municipal Bond Fund » Cusip 951025105

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

ALPS Distributors, Inc., Distributor

WMK000248

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) Not applicable to registrant.

(d) Not applicable to registrant.

(e) Not applicable to registrant.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800- 864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: Lawrence E. Bandi.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2010, and December 31, 2011, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial services or services that are annually provided by the accountant in connection with statutory and regulatory filings or engagements were $103,000 and $61,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2010, and December 31, 2011, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2010, and December 31, 2011, for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 and $15,000, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2010, and December 31, 2011, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $12,500, respectively. Other fees billed by the principal accountant, for the fiscal year ended December 31, 2011, were for services related to review of the registrant’s semi-annual report (for the six months ended June 30, 2011) and self custody audits performed in accordance with Rule 17f-2 of the Investment Company Act of 1940.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services, all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services, all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services, all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) provided.

(f) Not applicable to registrant.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant ended December 31, 2010 and December 31, 2011 were $0 and $27,500, respectively.

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in

17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jerome B. Schmitt
Jerome B. Schmitt President and Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2012
By	/s/ David B. Ellwood
David B. Ellwood Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 7, 2012